Exhibit 99.1

United States Bankruptcy Court

District of Delaware

In re THE THAXTON GROUP	Case No.	03-13182 - 03-13213
Jointly Administered
	Reporting Period:	May-06

Monthly Operating Report

File report and attachments with Court and submit copy to United States Trustee within

20 days after end of month.

REQUIRED DOCUMENTS	Form No.		Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1		X
Bank reconciliation (or copies of Debtor’s bank reconciliations)	MOR-1	(CON’T)	X
Copies of bank statements				X
Cash disbursements journals			X
Statement of Operations	MOR-2		X
Balance Sheet	MOR-3		X
Status of Postpetition Taxes	MOR-4		X
Copies of IRS Form 6123 or payment receipt				X
Copies of tax returns filed during reporting period			X
Summary of Unpaid Postpetition Debts	MOR-4		X
Listing of aged accounts payable			X
Accounts Receivable Reconciliations and Aging	MOR-5		X
Debtor Questionnaire	MOR-5		X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Robert Dunn	6/22/06
Signature of Authorized Individual*	Date

Robert Dunn	President and Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM IR

(9/99)

BANKRUPTCY CASE NUMBERS PER ENTITY

included in this filing

THE THAXTON GROUP

03-13182 - 03-13213 May 1, 2006

FED ID	Case Number
57-0669498	03-13183	The Thaxton Group

57-1083679	03-13184	Thaxton Operating Company
54-0925005	03-13185	EAGLE Premium Finance Company, Inc.
58-2358369	03-13186	TICO Premium Finance Company, Inc.
57-0926039	03-13187	Thaxton Insurance Group, Inc.
57-1067973	03-13188	Thaxton Commercial Lending, Inc.

56-2258083	03-13195	TICO Credit Corporation
58-2358372	03-13191	TICO Credit Company, Inc.
56-2058522	03-13193	TICO Credit Company of North Carolina, Inc.
57-1109035	03-13196	TICO Credit Company of Alabama, Inc.
62-1720278	03-13197	TICO Credit Company of Tennessee, Inc.
57-1111184	03-13198	TICO Credit Company of Mississippi, Inc.
57-1110723	03-13199	TICO Credit Company of Georgia, Inc.
31-4256360	03-13200	Modern Finance dba TICO Credit Company
31-0819992	03-13202	Modern Financial Services, Inc.
74-2873274	03-13182	TICO Credit Company
64-0560143	03-13201	TICO Credit Company
75-2714829	03-13203	TICO Credit Company
57-1129678	03-13194	TICO Credit Company of Virginia, Inc.

57-1076628	03-13204	Thaxton Investment Corporation
57-0997623	03-13205	Southern Management Corporation
62-1618281	03-13206	Southern Finance of Tennessee, Inc.
57-1002963	03-13211	Covington Credit of Texas, Inc.
57-1013036	03-13207	Southern Financial Management, Inc.
57-1094987	03-13208	Covington Credit, Inc.
58-1435012	03-13209	Covington Credit of Georgia, Inc.
57-0827143	03-13212	Southern Finance of South Carolina, Inc.
57-0857420	03-13213	Quick Credit Corporation, Inc.
57-1096371	03-13210	Covington Credit of Louisiana, Inc.

56-2057616	03-13189	Paragon, Inc.
27-9200069	03-13190	Modern Central Recovery

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	May-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Consolidated - for information purposes only

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month	12,739,056	—			12,739,056	11,177,204	20,970,070	19,402,924
Receipts
Cash Sales
Accounts Receivable	9,976,532				9,976,532	7,050,000	393,604,133	356,901,238
Interest Income/Other Income	38,943				38,943	—	11,860,856	1,221,000
Additional Deposits/Tax Withheld					—	—	—	—
Other (Attach List)	—				—	—	46,302,400	—
Transfers between Accounts	(2,540,185)	2,540,185			—			—
Proceeds from the Sale of Assets
							—	—

Total Receipts	7,475,289	2,540,185	—	—	10,015,474	7,050,000	451,767,388	358,122,238

Disbursements
Gross Payroll/Payroll Taxes		2,540,185			2,540,185	1,742,500	73,649,298	66,165,745
Sales, Use & Other Taxes	11,710				11,710		1,638,467	—
Inventory Purchases					—		—	—
Secured/Rental/Leases	203,360				203,360		3,287,967	—
Insurance/Payroll WH paid from operating accounts	35,536				35,536	5,000	439,767	377,800
Marketing					—		—	—
Property Maintenance/Utilities					—		—	—
Other (Attach List)	1,448,015				1,448,015	2,194,790	73,524,427	73,810,389
					—		—
Loan Proceeds/Expenses Related To Loans/Insurance	7,110,548				7,110,548	5,021,000	199,175,028	196,097,538
					—		—
Deposits to Lenders	—				—		75,185,504	2,500,000
Professional fees - Carve-out	350,849				350,849	800,000	34,051,374	29,471,526
US Trustee Quarterly Fees	70,250				70,250	75,000	801,551	713,250
Court Costs					—		—
Proceeds to Lender for sale of business units				—
Fees associated with sale of business units				—
							—

Total Disbursements	9,230,268	2,540,185	—	—	11,770,454	9,838,290	461,753,382	369,136,248

Net Cash Flow
(Receipts less Disbursements)	(1,754,980)	—	—	—	(1,754,980)	(2,788,290)	(9,985,994)	(11,014,010)

Cash - End of Month	10,984,077	—	—	—	10,984,077	8,388,914	10,984,077	8,388,914

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	0
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	0

FORM MOR-1

THE THAXTON GROUP

CONSOLIDATED

Week Ending	BUDGET 5/5	BUDGET 5/12	BUDGET 5/19	BUDGET 5/26	BUDGET MONTH APRIL
Beginning Cash	$11,177,204	$11,271,004	$9,859,414	$9,523,314	$11,177,204
Cash Receipts
TICO Cash Collected	—	—	—	—	—
SM Cash Collected	2,000,000	1,600,000	1,950,000	1,500,000	7,050,000
TIG Cash Collected	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—
Other Income Collected	—	—	—	—	—
	—	—	—	—	—

Total Cash Receipts	2,000,000	1,600,000	1,950,000	1,500,000	7,050,000

					—
					—
Cash Disbursements					—
Loan Proceeds Checks	1,135,000	1,180,000	1,170,000	1,285,000	4,770,000
Expenses related to Loans	56,000	72,000	73,000	50,000	251,000
Expenses related to TIG	—	—	—	—	—

Total Cash Disbursements	1,191,000	1,252,000	1,243,000	1,335,000	5,021,000

					—

NET CASH RECEIPTS	809,000	348,000	707,000	165,000	2,029,000

					—
CASH DISBURSEMENTS:					—
					—
Operating Cash Disbursements					—
					—
Advertising	25,000	30,000	25,000	25,000	105,000
Bank Charges	—	25,070	—	—	25,070
Claims Funding*	51,000	51,000	31,000	31,000	164,000
Company Auto	10,000	1,020	1,000	1,000	13,020
Computer Costs	10,000	5,000	10,500	—	25,500
Dues And Subscriptions	—	5,000	—	—	5,000
Employee Reimbursements - collections exp	750	750	750	750	3,000
Equipment Rental	—	5,000	—	—	5,000
Fixed Assets	60,000	60,000	10,000	—	130,000
Forms & Printing	30,000	20,150	—	30,000	80,150
Insurance	1,200	30,500	10,300	—	42,000
Meals & Entertainment	20,000	50	—	5,000	25,050
Miscellaneous	10,750	10,750	750	750	23,000
Office Expense	8,000	8,000	5,500	500	22,000
Postage	15,100	10,100	8,100	8,100	41,400
Prepaid Expenses	—	—	—	—	—
Prepaid Software ABS	7,500	25,000	—	—	32,500
Professional Fees-Ordinary Course	15,000	25,000	15,000	35,000	90,000
Rent	1,000	15,000	—	202,300	218,300
Repairs & Maintenance	5,150	5,000	5,000	5,000	20,150
Roadgard	—	—	—	—	—
Advertising	—	5,000	—	—	5,000
Taxes & Licenses	5,750	5,000	5,000	5,500	21,250
Telephone	30,200	1,200	60,200	20,000	111,600
Temporary Agency Staff	2,500	5,000	—	5,000	12,500
Board of Directors	3,500	—	—	—	3,500
Travel	30,000	27,000	3,000	2,000	62,000
Utilities	20,800	12,000	8,000	8,000	48,800

Total Operating Cash Disbursements	363,200	387,590	199,100	384,900	1,334,790

					—
					—
Other Items					—
					—
Interest to Finova	—	—	352,000	—	352,000
Payroll Paid TTG	—	25,000	—	25,000	50,000
Payroll Paid SMC	25,000	675,000	280,000	675,000	1,655,000
401K	35,000	—	—	2,500	37,500
Restructuring Officer	12,000	12,000	12,000	12,000	48,000
Insurance Renewal	5,000	—	—	—	5,000
Credit Insurance Carrier	—	440,000	—	—	440,000
Pre-Filing Prepays	—	—	—	—	—
Bank Fees and Expenses	—	20,000	—	—	20,000
Deposit to Lender	—	—	—	—	—
Special Litigation Expense	—	—	—	—	—
KERP	—	—	—	—	—
US Trustee	75,000	—	—	—	75,000
Bankruptcy Professionals	200,000	200,000	200,000	200,000	800,000

Total Other Items	352,000	1,372,000	844,000	914,500	3,482,500

					—
Cash from Operations					—
Total Collections	2,000,000	1,600,000	1,950,000	1,500,000	7,050,000
Total Disbursements	1,619,200	2,799,590	2,074,100	2,422,400	8,915,290

Net Cash from Operations	380,800	(1,199,590)	(124,100)	(922,400)	(1,865,290)

Restructuring Expense	(287,000)	(212,000)	(212,000)	(212,000)	(923,000)

Net Change in Cash	93,800	(1,411,590)	(336,100)	(1,134,400)	(2,788,290)

Adjustment due to New Budget Period					—

Ending Cash	11,271,004	9,859,414	9,523,314	8,388,914	8,388,914

THE THAXTON GROUP

Cash Disbursements for THE THAXTON GROUP - Consolidated		FOR INFORMATION PURPOSES ONLY
Monthly Court Report for	May-06	JOINTLY ADMINISTERED
		HOLDING COMPANY	HOLDING COMPANY	HOLDING GOMPANY

	Consolidated Totals	THAXTON GROUP, INC Corporate	Thaxton Operating Company All activity recorded at sub level	Thaxton Investment Corporation All activity recorded at sub level	Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated
Beginning Cash Position	12,739,056.21	12,916,722.57	—		(176,045.00)	(1,621.36)

			—
TICO Cash Collected	—	—			—	—
SM Cash Collected	9,976,531.59	—			9,976,531.59	—
TIG Cash Collected	—	—			—	—
TPF Cash Collected	—	—			—	—
TCL Cash Collected	—	—			—	—
Other Income Collected	38,942.60	37,827.55			265.12	849.93
Proceeds from the sales of the TICO Assets	—	—

SUBTOTAL	10,015,474.19	37,827.55	—	—	9,976,796.71	849.93

		—			—	—
	—				—	—
CORRECTION OF BEGINNING BALANCES	—	—			—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(0.00)	(1,851,416.71)			1,910,029.94	(58,613.23)
	—	—			—	—
	—				—	—

Total Cash Receipts and Transfers	10,015,474.19	(1,813,589.16)	—	—	11,886,826.65	(57,763.30)

						—
Cash Disbursements - Loans						—
						—
Loan Proceeds Checks	6,782,957.35	—			6,782,957.35	—
Expenses related to Loans\Thaxton Insurance Group	327,590.20	—			327,704.43	(114.23)

Subtotal - Loans	7,110,547.55	—	—		7,110,661.78	(114.23)

		—			—	—
Cash Disbursements - Other	—	—			—	—
Advertising	112,673.40	—			112,673.40	—
Bank Charges	15,385.84	129.16			15,256.68	—
Claims Funding*	162,096.62	—			162,096.62	—
Company Auto	14,271.42	189.50			14,081.92	—
Computer Costs	17,925.23	4,256.00			13,328.23	341.00
Dues And Subscriptions	2,524.89	—			2,524.89	—
Equipment Rental	4,758.31	—			4,758.31	—
Fixed Assets	60,047.11	—			60,047.11	—
Forms & Printing	40,753.91	—			40,753.91	—
Insurance	35,536.40	94.77			35,441.63	—
Meals & Entertainment	29,713.14	—			29,713.14	—
Miscellaneous	(41,250.96)	6,715.83			18,651.04	(66,617.83)
Office Expense	21,980.62	1,040.10			20,940.52	—
Postage	48,569.91	131.66			48,438.25	—
Prepaid Software ABS	24,457.75	—			24,457.75	—
Professional Fees - Ordinary Course	23,233.43	12,037.23			11,196.20	—
Rent	203,360.01	4,626.00			198,786.51	(52.50)
Repairs & Maintenance	21,292.71	—			21,292.71	—
Seminars & Meetings	4,901.82	—			4,901.82	—
Taxes & Licenses	11,710.17	625.17			11,085.00	—
Telephone	83,678.38	1,146.39			82,531.99	—
Travel	46,302.62	—			46,302.62	—
Utilities	40,723.29	339.00			40,252.29	132.00
Interest to Finova	—	—			—	—
Payroll Paid TTG	33,128.89	24,580.63			—	8,548.26
Payroll Paid SMC	2,507,056.48	—			2,507,056.48	—
Restructuring Officer	48,000.00	48,000.00			—	—
Insurance Renewal	122,209.22	—			122,209.22	—
Credit Insurance Payments	449,645.34	—			449,645.34	—
Deposit to Lender	—	—			—	—
US Trustee	70,250.00	70,250.00			—	—
Bankruptcy Professionals	350,849.00	350,849.00			—	—
Other	93,546.36	39,317.77			54,228.59	—

Total Other Cash Disbursements	4,659,906.31	564,328.21	—		4,153,227.17	(57,649.07)

					—	—

TOTAL ALL CASH DISBURSEMENTS	11,770,453.86	564,328.21	—		11,263,888.95	(57,763.30)

	10,984,076.54	10,538,805.20	—		446,892.70	(1,621.36)

BANK ACCOUNT RECONCILED BALANCES:	10,984,076.54	10,538,805.20			446,892.70	(1,621.36)

I attest that the above bank statement balances are the actual bank statement balances as shown on the individual bank statements and that all of the bank statements have been reconciled to the general ledger balance Any differences between the consolidating balance sheet cash and the cash summary are due to additional amounts of petty cash, cash in cash drawers and timing differences.

/s/ Robert Dunn
Signature

Robert Dunn 6/22/06
Name and Date

President and Chief Restructuring Officer
Title

THE THAXTON GROUP

Cash Disbursements for THE THAXTON GROUP - Consolidated	JOINTLY ADMINISTERED
Monthly Court Report for	CASES 03-13182 - 03-13213

		Operating	Payroll	Other	Total
Beginning Cash Position		12,739,056.21		—	12,739,056.21

TICO Cash Collected		—	—	—	—
SM Cash Collected		9,976,531.59	—	—	9,976,531.59
TIG Cash Collected		—	—	—	—
TPF Cash Collected		—	—	—	—
TCL Cash Collected		—	—	—	—
Other Income Collected		38,942.60	—	—	38,942.60
		—	—	—	—
Proceeds from the sales of the TICO Assets		—	—	—	—

SUBTOTAL	—	10,015,474.19	—	—	10,015,474.19

		—	—	—	—
		—	—	—	—
CORRECTION OF BEGINNING BALANCES		—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS		(2,540,185.37)	2,540,185.37	—	(0.00)
		—	—	—	—
		—	—	—	—

Total Cash Receipts and Transfers	—	7,475,288.82	2,540,185.37	—	10,015,474.19

Cash Disbursements - Loans
Loan Proceeds Checks		6,782,957.35			6,782,957.35
Expenses related to Loans\Thaxton Insurance Group		327,590.20			327,590.20

Subtotal - Loans		7,110,547.55	—	—	7,110,547.55

		—
Cash Disbursements - Other		—
Advertising		112,673.40		—	112,673.40
Bank Charges		15,385.84	—	—	15,385.84
Claims Funding*		162,096.62		—	162,096.62
Company Auto		14,271.42	—	—	14,271.42
Computer Costs		17,925.23	—	—	17,925.23
Dues And Subscriptions		2,524.89	—	—	2,524.89
Equipment Rental		4,758.31	—	—	4,758.31
Fixed Assets		60,047.11	—	—	60,047.11
Forms & Printing		40,753.91	—	—	40,753.91
Insurance		35,536.40	—	—	35,536.40
Meals & Entertainment		29,713.14	—	—	29,713.14
Miscellaneous		(41,250.96)	—	—	(41,250.96)
Office Expense		21,980.62	—	—	21,980.62
Postage		48,569.91	—	—	48,569.91
Prepaid Software ABS		24,457.75	—	—	24,457.75
Professional Fees-Ordinary Course		23,233.43	—	—	23,233.43
Rent		203,360.01	—	—	203,360.01
Repairs & Maintenance		21,292.71	—	—	21,292.71
Seminars & Meetings		4,901.82	—	—	4,901.82
Taxes & Licenses		11,710.17	—	—	11,710.17
Telephone		83,678.38	—	—	83,678.38
Travel		46,302.62	—	—	46,302.62
Utilities		40,723.29	—	—	40,723.29
Interest to Finova		—	—	—	—
Payroll Paid TTG		—	33,128.89	—	33,128.89
Payroll Paid SMC		—	2,507,056.48	—	2,507,056.48
Restructuring Officer		48,000.00	—	—	48,000.00
Insurance Renewal		122,209.22	—	—	122,209.22
Credit Insurance Payments		449,645.34	—	—	449,645.34
Deposit to Lender		—	—	—	—
US Trustee		70,250.00	—	—	70,250.00
Bankruptcy Professionals		350,849.00	—	—	350,849.00
Other		93,546.36	—	—	93,546.36

Total Other Cash Disbursements		2,119,720.94	2,540,185.37	—	4,659,906.31

		—	—	—	—

TOTAL ALL CASH DISBURSEMENTS		9,230,268.49	2,540,185.37	—	11,770,453.86

		10,984,076.54	—	—	10,984,076.54

BANK ACCOUNT RECONCILED BALANCES:

In re:	Case No.	03-13183
The Thaxton Group, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	May-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	564,328.21
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	564,328.21

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for The Thaxton Group, Inc.
Monthly Court Report for	May-06	Case #	03-13183
FED ID#	57-0669498

	Consolidated Totals	Wachovia Money Market 2003207426123	BB&T ESCROW ACCOUNT 5125898272	WACHOVIA DISBURSEMENT ACCOUNTS 2079900430275 2000014825091	WACHOVIA PAYROLL ACCOUNTS
Beginning Cash Position	12,916,722.57	10,846,397.82	385,248.45	1,685,076.30	—

	—
TICO Cash Collected	—				—
SM Cash Collected	—				—
TIG Cash Collected	—				—
TPF Cash Collected	—				—
TCL Cash Collected	—				—
Other Income Collected	37,827.55	18,803.89		19,023.66	—
Proceeds from the sales of the TICO Assets	—

SUBTOTAL	37,827.55	18,803.89	—	19,023.66	—

	—				—
CORRECTION OF BEGINNING BALANCES	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(1,851,416.71)	(2,250,000.00)	—	374,002.66	24,580.63
	—
	—				—

Total Cash receipts	(1,813,589.16)	(2,231,196.11)	—	393,026.32	24,580.63

					—
Cash Disbursements - Loans					—
					—
Loan Proceeds Checks	—				—
Expenses related to Loans	—				—

Subtotal - Loans	—	—	—	—	—

					—
					—
Cash Disbursements - Other					—
Advertising	—				—
Bank Charges	129.16	64.58	—	64.58
Claims Funding*	—			—
Company Auto	189.50			189.50
Computer Costs	4,256.00			4,256.00
Dues And Subscriptions	—			—
Employee Reimbursements - collections exp	—			—
Equipment Rental	—			—
Fixed Assets	—			—
Forms & Printing	—			—
Insurance	94.77			94.77
Meals & Entertainment	—			—
Miscellaneous	6,715.83			6,715.83
Office Expense	1,040.10			1,040.10
Postage	131.66			131.66
Prepaid Expenses	—			—
Prepaid Software ABS	—			—
Professional Fees-Ordinary Course	12,037.23			12,037.23
Rent	4,626.00			4,626.00
Repairs & Maintenance	—			—
Roadgard	—			—
Seminars & Meetings	—			—
Taxes & Licenses	625.17			625.17
Telephone	1,146.39			1,146.39
Temporary Agency Staff	—			—
Travel	—
Utilities	339.00			339.00
Interest to Finova	—
Payroll Paid TTG	24,580.63				24,580.63
Payroll Paid SMC	—
Restructuring Officer	48,000.00			48,000.00
Insurance Renewal	—
Credit Insurance Payments	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	70,250.00			70,250.00
Bankruptcy Professionals	350,849.00			350,849.00
Other	39,317.77			39,317.77

Total Other Cash Disbursements	564,328.21	64.58	—	539,683.00	24,580.63

TOTAL ALL CASH DISBURSEMENTS	564,328.21	64.58	—	539,683.00	24,580.63

	10,538,805.20	8,615,137.13	385,248.45	1,538,419.62	—

Book Balance per bank rec.	10,538,805.20	8,615,137.13	385,248.45	1,538,419.62	—

THE THAXTON GROUP

Cash Disbursements for The Thaxton Group, Inc.
Monthly Court Report for	Case No.	03-13183
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	12,916,722.57	—	—	12,916,722.57

		—	—	—
TICO Cash Collected	—	—	—	—
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	37,827.55	—	—	37,827.55
Proceeds from the sales of the TICO Assets

SUBTOTAL	37,827.55	—	—	37,827.55

	—	—	—	—
CORRECTION OF BEGINNING BALANCES	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(1,875,997.34)	24,580.63	—	(1,851,416.71)
			—	—
	—	—	—	—

Total Cash receipts	(1,838,169.79)	24,580.63	—	(1,813,589.16)

Cash Disbursements - Loans
Loan Proceeds Checks	—	—	—	—
Expenses related to Loans	—	—	—	—

Subtotal - Loans	—	—	—	—

Cash Disbursements - Other
Advertising	—	—	—	—
Bank Charges	129.16	—	—	129.16
Claims Funding*	—	—	—	—
Company Auto	189.50	—	—	189.50
Computer Costs	4,256.00	—	—	4,256.00
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—
Equipment Rental	—	—	—	—
Fixed Assets	—	—	—	—
Forms & Printing	—	—	—	—
Insurance	94.77	—	—	94.77
Meals & Entertainment	—	—	—	—
Miscellaneous	6,715.83	—	—	6,715.83
Office Expense	1,040.10	—	—	1,040.10
Postage	131.66	—	—	131.66
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	12,037.23	—	—	12,037.23
Rent	4,626.00	—	—	4,626.00
Repairs & Maintenance	—	—	—	—
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	625.17	—	—	625.17
Telephone	1,146.39	—	—	1,146.39
Temporary Agency Staff	—	—	—	—
Travel	—	—	—	—
Utilities	339.00	—	—	339.00
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	24,580.63	—	24,580.63
Payroll Paid SMC	—	—	—	—
Restructuring Officer	48,000.00	—	—	48,000.00
Insurance Renewal	—	—	—	—
Credit Insurance Payments	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Deposit to Lender	—	—	—	—
US Trustee	70,250.00	—	—	70,250.00
Bankruptcy Professionals	350,849.00	—	—	350,849.00
Other	39,317.77	—	—	39,317.77

Total Other Cash Disbursements	539,747.58	24,580.63	—	564,328.21

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	539,747.58	24,580.63	—	564,328.21

	10,538,805.20	—	—	10,538,805.20

Book Balance per bank rec.

In re:	Case No.	03-13184
Thaxton Operating Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	May-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for Thaxton Operating Company		Case #	03-13184	Case No.	01-10573
Monthly Court Report for	May-06
FED ID #	57-1083679

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—	—	—		—	—	—	—

	—			—	—				—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—	HOLDING COMPANY - ALL ACTIVITY THROUGH SUBSIDIARIES						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges								—	—	—	—
Claims Funding*	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re:	Case No.	03-13186
TICO Premium Finance Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	May-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for TICO PREMIUM		03-13186	Case No.	03-13186
Monthly Court Report for	May-06
FED ID#	58-2358369

	Consolidated Totals	Wachovia Premium Escrow 2000022989068	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825664 2079900430589	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—			—	—	—	—

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—	—				—	—	—	—

SUBTOTAL	—	—	—	—		—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—		—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—		—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—					—	—	—	—
Expenses related to Loans	—					—	—	—	—

Subtotal - Loans	—	—	—	—		—			—

Cash Disbursements - Other
Advertising
Bank Charges	—					—	—	—	—
Claims Funding*	—
Company Auto	—					—	—	—	—
Computer Costs	—					—	—	—	—
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursements - collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	—					—	—	—	—
Postage	—					—	—	—	—
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees-Ordinary Course	—					—	—	—	—
Rent	—					—	—	—	—
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	—					—	—	—	—
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
Other	—					—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—		—	—	—	—

	—	—	—	—		—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No.	03-13185
EAGLE Premium Finance Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	May-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for EAGLE		Case No.	03-13185	Case No.	03-13185
Monthly Court Report for	May-06
FED ID#	54-0925005

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—		—	—	—	—

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	All transaction in this subsidiary are included in TICO PREMIUM					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—					—	—	—	—
Claims Funding*	—
Company Auto	—					—	—	—	—
Computer Costs	—					—	—	—	—
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursements - collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	—					—	—	—	—
Postage	—					—	—	—	—
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees - Ordinary Course	—					—	—	—	—
Rent	—					—	—	—	—
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	—					—	—	—	—
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	—					—	—	—	—
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre - Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
	—					—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No.	03-13187
Thaxton Insurance Group, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period:	May-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Insurance Group		Case	#	03-13187	Case No.	03-13187
Monthly Court Report for	May-06
FED ID#	57-0926039

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—		—		—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—
Expenses related to Loans/TIG	—				—			—

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising	—				—			—
Bank Charges	—				—		—	—
Claims Funding*	—				—			—
Company Auto	—				—	—	—	—
Computer Costs	—				—	—	—	—
Dues And Subscriptions	—				—	—	—	—
Employee Reimbursements - collections exp	—				—	—	—	—
Equipment Rental	—				—	—	—	—
Fixed Assets	—				—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—				—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	—				—	—	—	—
Office Expense	—				—	—	—	—
Postage	—				—	—	—	—
Prepaid Expenses	—				—	—	—	—
Prepaid Software ABS	—				—	—	—	—
Professional Fees-Ordinary Course	—				—	—	—	—
Rent	—				—	—	—	—
Repairs & Maintenance	—				—	—	—	—
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	—				—	—	—	—
Telephone	—				—	—	—	—
Temporary Agency Staff	—				—	—	—	—
Travel	—				—	—	—	—
Utilities	—				—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	—		—		—	—	—	—
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
Other	—				—	—	—	—

Total Other Cash Disbursements	—	—	—		—	—	—	—

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—		—	—	—	—

	—	—	—		—	—	—	—

Book Balance per bank rec.	—		—

In re:	Case No.	03-13188
Thaxton Commercial Lending, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	May-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for Thaxton Commercial Lending		Case	#	03-13188	Case No.	03-13188
Monthly Court Report for	May-06
FED ID#	57-1067973

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825635 2079900430576	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—	—		—	—	—	—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—	—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—			—			—
Expenses related to Loans	—			—			—

Subtotal - Loans	—	—	—	—			—

Cash Disbursements - Other	—						—
Advertising	—	—		—			—
Bank Charges	—			—	—	—	—
Claims Funding*	—	—					—
Company Auto	—			—	—	—	—
Computer Costs	—			—	—	—	—
Dues And Subscriptions	—			—	—	—	—
Employee Reimbursements - collections exp	—			—	—	—	—
Equipment Rental	—			—	—	—	—
Fixed Assets	—			—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—			—	—	—	—
Meals & Entertainment	—			—	—	—	—
Miscellaneous	—			—	—	—	—
Office Expense	—			—	—	—	—
Postage	—			—	—	—	—
Prepaid Expenses	—			—	—	—	—
Prepaid Software ABS	—			—	—	—	—
Professional Fees-Ordinary Course	—			—	—	—	—
Rent	—			—	—	—	—
Repairs & Maintenance	—			—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	—			—	—	—	—
Telephone	—			—	—	—	—
Temporary Agency Staff	—			—	—	—	—
Travel	—			—	—	—	—
Utilities	—			—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	—		—	—	—	—	—
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—

In re:	Case No.	03-13189
Paragon, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	May-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for Paragon, Inc. - Inactive Company		Case	#	03-13189	Case No.	03-13189
Monthly Court Report for	May-06
FED ID#	56-2057616

	Consolidated Totals		Wachovia 2003233012187	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—		—	—

	—	—	—		—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—	—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—			—		—	—
Claims Funding*	—
Company Auto	—			—	—	—	—
Computer Costs	—			—	—	—	—
Dues And Subscriptions	—			—	—	—	—
Employee Reimbursements - collections exp	—			—	—	—	—
Equipment Rental	—			—	—	—	—
Fixed Assets	—			—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—			—	—	—	—
Meals & Entertainment	—			—	—	—	—
Miscellaneous	—			—	—	—	—
Office Expense	—			—	—	—	—
Postage	—			—	—	—	—
Prepaid Expenses	—			—	—	—	—
Prepaid Software ABS	—			—	—	—	—
Professional Fees-Ordinary Course	—			—	—	—	—
Rent	—			—	—	—	—
Repairs & Maintenance	—			—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	—			—	—	—	—
Telephone	—			—	—	—	—
Temporary Agency Staff	—			—	—	—	—
Travel	—			—	—	—	—
Utilities	—			—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	—			—	—	—	—
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP
Monthly Court Report for	May-06
FED ID#

	Consolidated Totals	TICO-MS 03-13201	TICO-HQ 03-13195
Beginning Cash Position	(1,621.36)	—	(1,621.36)

	—	—	—
TICO Cash Collected	—	—	—
SM Cash Collected	—	—	—
TIG Cash Collected	—	—	—
TPF Cash Collected	—	—	—
TCL Cash Collected	—	—	—
Other Income Collected	849.93	849.93	—

SUBTOTAL	849.93	849.93	—

	—	—	—
	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(58,613.23)	(849.93)	8,968.76
	—	—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—	—	—
Holdback, Deposits and Escrows	—	—	—
	—	—	—

Total Cash Receipts and Transfers	(57,763.30)	—	8,968.76

		—	—
Cash Disbursements - Loans		—	—
		—	—
Loan Proceeds Checks	—	—	—
Expenses related to Loans	(114.23)	—	—

Subtotal - Loans	(114.23)	—	—

		—	—
	—	—	—
Cash Disbursements - Other	—	—	—
Advertising	—	—	—
Bank Charges	—	—	—
Claims Funding*	—	—	—
Company Auto	—	—	—
Computer Costs	341.00	—	341.00
Dues And Subscriptions	—	—	—
Employee Reimbursements - collections exp	—	—	—
Equipment Rental	—	—	—
Fixed Assets	—	—	—
Forms & Printing	—	—	—
Insurance	—	—	—
Meals & Entertainment	—	—	—
Miscellaneous	(66,617.83)	—	—
Office Expense	—	—	—
Postage	—	—	—
Prepaid Expenses	—	—	—
Prepaid Software ABS	—	—	—
Professional Fees-Ordinary Course	—	—	—
Rent	(52.50)	—	(52.50)
Repairs & Maintenance	—	—	—
Roadgard	—	—	—
Seminars & Meetings	—	—	—
Taxes & Licenses	—	—	—
Telephone	—	—	—
Temporary Agency Staff	—	—	—
Travel	—	—	—
Utilities	132.00	—	132.00
Interest to Finova	—	—	—
Payroll Paid TTG	8,548.26	—	8,548.26
Payroll Paid SMC	—	—	—
Restructuring Officer	—	—	—
Insurance Renewal	—	—	—
Credit Insurance Payments	—	—	—
Pre-Filing Prepays	—	—	—
Proceeds to Lender	—	—	—
US Trustee	—	—	—
Bankruptcy Professionals	—	—	—
Other - payment to Investment Banker	—	—	—

Total Other Cash Disbursements	(57,649.07)	—	8,968.76

TOTAL ALL CASH DISBURSEMENTS	(57,763.30)	—	8,968.76

		—	—

	(1,621.36)	—	(1,621.36)

		—	—
Book Balance per bank rec.	(1,621.36)	—	(1,621.36)

THE THAXTON GROUP

SUMMARY TICO CREDIT CORP	Case No.
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	(1,621.36)	—	—	(1,621.36)

		—	—	—
TICO Cash Collected	—	—	—	—
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	849.93	—	—	849.93

SUBTOTAL	849.93	—	—	849.93

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(67,161.49)	8,548.26	—	(58,613.23)
	—	—	—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—	—	—	—
Holdback, Deposits and Escrows	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	(66,311.56)	8,548.26	—	(57,763.30)

—
Cash Disbursements - Loans	—
—
Loan Proceeds Checks	—			—
Expenses related to Loans	(114.23)			(114.23)

Subtotal - Loans	(114.23)			(114.23)

	—			—
	—			—
Cash Disbursements - Other	—			—
Advertising	—			—
Bank Charges	—	—	—	—
Claims Funding*	—			—
Company Auto	—	—	—	—
Computer Costs	341.00	—	—	341.00
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—
Equipment Rental	—	—	—	—
Fixed Assets	—	—	—	—
Forms & Printing	—	—	—	—
Insurance	—	—	—	—
Meals & Entertainment	—	—	—	—
Miscellaneous	(66,617.83)	—	—	(66,617.83)
Office Expense	—	—	—	—
Postage	—	—	—	—
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	—	—	—	—
Rent	(52.50)	—	—	(52.50)
Repairs & Maintenance	—	—	—	—
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	—	—	—	—
Telephone	—	—	—	—
Temporary Agency Staff	—	—	—	—
Travel	—	—	—	—
Utilities	132.00	—	—	132.00
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	8,548.26	—	8,548.26
Payroll Paid SMC	—	—	—	—
Restructuring Officer	—	—	—	—
Insurance Renewal	—	—	—	—
Credit Insurance Payments	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Proceeds to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	—	—	—	—
Other - payment to Investment Banker	—	—	—	—

Total Other Cash Disbursements	(66,197.33)	8,548.26	—	(57,649.07)

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	(66,311.56)	8,548.26	—	(57,763.30)

	(1,621.36)	—	—	(1,621.36)

Book Balance per bank rec.

THE THAXTON GROUP

SUMMARY TICO CREDIT CORP - DISBURSEMENT ACCOUNTS		WACHOVIA	#2000014825101	WACHOVIA	#2000014826087	Case No.	-
Monthly Court Report for	May-06
FED ID#

	Consolidated Totals	TICO-AL	TICO-GA	TICO-DE	TICO-MS	TICO- NC	TICO-OH	TICO- SC	TICO-TN	TICO- HQ	Operating	Payroll	Other	Total
Beginning Cash Position	(1,621.36)	—	—							(1,621.36)	(1,621.36)	—	—	(1,621.36)

	—	—	—	—	—	—	—		—	—		—	—	—
TICO Cash Collected	—										—	—	—	—
SM Cash Collected	—									—	—	—	—	—
TIG Cash Collected	—									—	—	—	—	—
TPF Cash Collected	—									—	—	—	—	—
TCL Cash Collected	—									—	—	—	—	—
Other Income Collected	849.93				849.93					—	849.93	—	—	849.93

SUBTOTAL	849.93	—	—	—	849.93	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(67,161.49)	—	—	—	(849.93)	(46,054.97)	(114.23)	(20,562.86)	—	420.50	(67,161.49)	—	—	(67,161.49)
Outstanding Checks	—	—	—	—	—	—	—	—	—		—	—	—	—
WACHOVIA #2000014825101	—	—	—	—	—	—	—	—	—		—	—	—	—
WACHOVIA #101000020906	—	—	—	—	—	—	—	—	—		—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	(66,311.56)	—	—	—	—	(46,054.97)	(114.23)	(20,562.86)	—	420.50	(66,311.56)	—	—	(66,311.56)

		—	—	—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—	—	—
Loan Proceeds Checks											—			—
Expenses related to Loans	(114.23)						(114.23)				(114.23)			(114.23)

Subtotal - Loans	(114.23)	—	—	—	—	—	(114.23)	—	—	—	(114.23)			(114.23)

		—	—	—	—	—	—	—	—	—	—			—
		—	—	—	—	—	—	—	—	—	—			—
Cash Disbursements - Other			—	—	—	—	—	—	—	—	—			—
Advertising	—										—			—
Bank Charges	—										—	—	—	—
Claims Funding*	—										—			—
Company Auto	—										—	—	—	—
Computer Costs	341.00									341.00	341.00	—	—	341.00
Dues And Subscriptions	—										—	—	—	—
Employee Reimbursements - collections exp	—										—	—	—	—
Equipment Rental	—										—	—	—	—
Fixed Assets	—										—	—	—	—
Forms & Printing	—										—	—	—	—
Insurance	—										—	—	—	—
Meals & Entertainment	—										—	—	—	—
Miscellaneous	(66,617.83)					(46,054.97)		(20,562.86)			(66,617.83)	—	—	(66,617.83)
Office Expense	—										—	—	—	—
Postage	—										—	—	—	—
Prepaid Expenses	—										—	—	—	—
Prepaid Software ABS	—										—	—	—	—
Professional Fees-Ordinary Course	—										—	—	—	—
Rent	(52.50)									(52.50)	(52.50)	—	—	(52.50)
Repairs & Maintenance	—										—	—	—	—
Roadgard	—										—	—	—	—
Seminars & Meetings	—										—	—	—	—
Taxes & Licenses	—										—	—	—	—
Telephone	—										—	—	—	—
Temporary Agency Staff	—										—	—	—	—
Travel	—										—	—	—	—
Utilities	132.00									132.00	132.00	—	—	132.00
Interest to Finova	—										—	—	—	—
Payroll Paid TTG	—										—	—	—	—
Payroll Paid SMC	—										—	—	—	—
Restructuring Officer	—										—	—	—	—
Insurance Renewal	—										—	—	—	—
Credit Insurance Payments	—										—	—	—	—
Pre-Filing Prepays	—										—	—	—	—
Deposit to Lender	—										—	—	—	—
US Trustee	—										—	—	—	—
Bankruptcy Professionals	—										—	—	—	—
Other	—										—	—	—	—

Total Other Cash Disbursements	(66,197.33)	—	—	—	—	(46,054.97)	—	(20,562.86)	—	420.50	(66,197.33)	—	—	(66,197.33)

											—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	(66,311.56)	—	—	—	—	(46,054.97)	(114.23)	(20,562.86)	—	420.50	(66,311.56)	—	—	(66,311.56)

			—	—	—	—	—	—	—	—

	(1,621.36)	—	—	—	—	—	—	—	—	(1,621.36)	(1,621.36)	—	—	(1,621.36)

			—	—	—	—	—	—	—	—
Book Balance per bank rec.	(1,621.36)		—							(1,621.36)

In re:	Case No.	03-13195
TICO Credit Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	May-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	8,968.76
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$8,968.76

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for TICO CREDIT CORPORATION, INC			Case	#	03-13195	Case No.	03-13195
Monthly Court Report for		May-06
FED ID#	56-2258083

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	(1,621.36)	(1,621.36)	—		(1,621.36)	—		(1,621.36)

	—					—	—	—
TICO Cash Collected	—	—			—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	8,968.76	420.50	8,548.26		420.50	8,548.26	—	8,968.76
	—				—		—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	8,968.76	420.50	8,548.26	—	420.50	8,548.26	—	8,968.76

Cash Disbursements - Loans
—
Loan Proceeds Checks	—	—			—	—		—
Expenses related to Loans	—	—			—			—

Subtotal - Loans	—	—	—		—	—	—	—

—
		—				—
Cash Disbursements - Other		—				—		—
Advertising	—	—			—	—		—
Bank Charges	—	—			—	—		—
Claims Funding*	—	—			—	—		—
Company Auto	—	—			—	—	—	—
Computer Costs	341.00	341.00			341.00	—	—	341.00
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	(52.50)	(52.50)			(52.50)	—	—	(52.50)
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	132.00	132.00			132.00	—	—	132.00
Interest to Finova		—			—	—	—	—
Payroll Paid TTG	8,548.26	—	8,548.26		—	8,548.26	—	8,548.26
Payroll Paid SMC		—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	8,968.76	420.50	8,548.26	—	420.50	8,548.26	—	8,968.76

TOTAL ALL CASH DISBURSEMENTS	8,968.76	420.50	8,548.26	—	420.50	8,548.26	—	8,968.76

	(1,621.36)	(1,621.36)	—	—	(1,621.36)	—	—	(1,621.36)

Book Balance per bank rec.	(1,621.36)	(1,621.36)	—

In re:	Case No.	03-13194
TICO Credit Company of Virginia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	May-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for TICO VA		Case #	03-13194	Case No.	03-13194
Monthly Court Report for	May-06
FED ID#	57-1129678

	Consolidated Totals						Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—		—	—	—	—

	—							—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—						—	—	—	—
							—	—	—	—
	—	All Cash is included in TICO SC				—	—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—			—	—	—	—
Claims Funding*	—			—
Company Auto	—			—			—	—	—	—
Computer Costs	—			—			—	—	—	—
Dues And Subscriptions	—			—			—	—	—	—
Employee Reimbursements - collections exp	—			—			—	—	—	—
Equipment Rental	—			—			—	—	—	—
Fixed Assets	—			—			—	—	—	—
Forms & Printing	—			—			—	—	—	—
Insurance	—			—			—	—	—	—
Meals & Entertainment	—			—			—	—	—	—
Miscellaneous	—			—			—	—	—	—
Office Expense	—			—			—	—	—	—
Postage	—			—			—	—	—	—
Prepaid Expenses	—			—			—	—	—	—
Prepaid Software ABS	—			—			—	—	—	—
Professional Fees-Ordinary Course	—			—			—	—	—	—
Rent	—			—			—	—	—	—
Repairs & Maintenance	—			—			—	—	—	—
Roadgard	—			—			—	—	—	—
Seminars & Meetings	—			—			—	—	—	—
Taxes & Licenses	—			—			—	—	—	—
Telephone	—			—			—	—	—	—
Temporary Agency Staff	—			—			—	—	—	—
Travel	—			—			—	—	—	—
Utilities	—			—			—	—	—	—
Interest to Finova	—			—			—	—	—	—
Payroll Paid TTG	—			—			—	—	—	—
Payroll Paid SMC	—			—			—	—	—	—
Restructuring Officer	—			—			—	—	—	—
Insurance Renewal	—			—			—	—	—	—
Voyager Payment	—			—			—	—	—	—
Pre-Filing Prepays	—			—			—	—	—	—
Deposit to Lender	—			—			—	—	—	—
US Trustee	—			—			—	—	—	—
Bankruptcy Professionals	—			—			—	—	—	—
	—			—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No.	03-13191
TICO Credit Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	May-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	(20,562.86)
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	($20,562.86)

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for TICO-SC			Case No.	03-13191	Case No.	03-13191
Monthly Court Report for		May-06
FED ID#	58-2358372

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—		—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(20,562.86)	(20,562.86)	—		(20,562.86)	—	—	(20,562.86)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	(20,562.86)	(20,562.86)	—	—	(20,562.86)	—	—	(20,562.86)

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—		—	—	—	—

—
—
Cash Disbursements - Other		—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	(20,562.86)	(20,562.86)			(20,562.86)	—	—	(20,562.86)
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—				—	—	—	—

Total Other Cash Disbursements	(20,562.86)	(20,562.86)	—	—	(20,562.86)	—	—	(20,562.86)

							—	—

TOTAL ALL CASH DISBURSEMENTS	(20,562.86)	(20,562.86)	—	—	(20,562.86)	—	—	(20,562.86)

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.	03-13196
TICO Credit Company of Alabama, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	May-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for TICO ALABAMA			Case No.	03-13196	Case No.	03-13196
Monthly Court Report for		May-06
FED ID#	57-1109035

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Bank Vernon 176034601	Community Bank 45571377	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—		—

	—						—	—	—
TICO Cash Collected	—			—	—	—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—	—	—	—	—	—
	—					—	—		—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—				—	—		—
Expenses related to Loans	—	—				—	—		—

Subtotal - Loans	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising	—	—				—	—		—
Bank Charges	—	—		—		—	—		—
Claims Funding*	—	—							—
Company Auto	—	—				—	—	—	—
Computer Costs	—	—				—	—	—	—
Dues And Subscriptions	—	—				—	—	—	—
Employee Reimbursements - collections exp	—	—				—	—	—	—
Equipment Rental	—	—				—	—	—	—
Fixed Assets	—	—				—	—	—	—
Forms & Printing	—	—				—	—	—	—
Insurance	—	—				—	—	—	—
Meals & Entertainment	—	—				—	—	—	—
Miscellaneous	—	—				—	—	—	—
Office Expense	—	—				—	—	—	—
Postage	—	—				—	—	—	—
Prepaid Expenses	—	—				—	—	—	—
Prepaid Software ABS	—	—				—	—	—	—
Professional Fees-Ordinary Course	—	—				—	—	—	—
Rent	—	—				—	—	—	—
Repairs & Maintenance	—	—				—	—	—	—
Roadgard	—	—				—	—	—	—
Seminars & Meetings	—	—				—	—	—	—
Taxes & Licenses	—	—				—	—	—	—
Telephone	—	—				—	—	—	—
Temporary Agency Staff	—	—				—	—	—	—
Travel	—	—				—	—	—	—
Utilities	—	—				—	—	—	—
Interest to Finova	—	—				—	—	—	—
Payroll Paid TTG	—	—	—			—	—	—	—
Payroll Paid SMC	—	—				—	—	—	—
Restructuring Officer	—	—				—	—	—	—
Insurance Renewal	—	—				—	—	—	—
Voyager Payment	—	—				—	—	—	—
Pre-Filing Prepays	—	—				—	—	—	—
Deposit to Lender	—	—				—	—	—	—
US Trustee	—	—				—	—	—	—
Bankruptcy Professionals	—	—				—	—	—	—
Other	—	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—	—	—	—	—

In re:	Case No.	03-13193
TICO Credit Company of North Carolina, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	May-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	(46,054.97)
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	($46,054.97)

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for TICO-NC		Case No.	03-13193	Case No.	03-13193
Monthly Court Report for	May-06
FED ID#	56-2058522

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(46,054.97)	(46,054.97)	—		(46,054.97)	—	—	(46,054.97)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	(46,054.97)	(46,054.97)	—		(46,054.97)	—	—	(46,054.97)

Cash Disbursements - Loans
—
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—		—	—	—	—

—
—
Cash Disbursements - Other		—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	(46,054.97)	(46,054.97)			(46,054.97)	—	—	(46,054.97)
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	(46,054.97)	(46,054.97)	—	—	(46,054.97)	—	—	(46,054.97)

						—	—	—

TOTAL ALL CASH DISBURSEMENTS	(46,054.97)	(46,054.97)	—	—	(46,054.97)	—	—	(46,054.97)

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—

In re:	Case No.	03-13182
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	May-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for TICO -DELAWARE		Case No.	03-13182
Monthly Court Report for	May-06
FED ID#	74-2873274

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	National City 754211488	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—		—			—
Expenses related to Loans	—	—		—			—

Subtotal - Loans	—	—	—	—	—	—	—

—
		—		—
Cash Disbursements - Other		—		—
Advertising	—	—		—	—	—	—
Bank Charges	—			—	—	—	—
Claims Funding*	—	—		—	—	—	—
Company Auto	—	—		—	—	—	—
Computer Costs	—	—		—	—	—	—
Dues And Subscriptions	—	—		—	—	—	—
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	—	—		—	—	—	—
Forms & Printing	—	—		—	—	—	—
Insurance	—	—		—	—	—	—
Meals & Entertainment	—	—		—	—	—	—
Miscellaneous	—	—		—	—	—	—
Office Expense	—	—		—	—	—	—
Postage	—	—		—	—	—	—
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	—	—		—	—	—	—
Professional Fees-Ordinary Course	—	—		—	—	—	—
Rent	—	—		—	—	—	—
Repairs & Maintenance	—	—		—	—	—	—
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	—	—		—	—	—	—
Telephone	—	—		—	—	—	—
Temporary Agency Staff	—	—		—	—	—	—
Travel	—	—		—	—	—	—
Utilities	—	—		—	—	—	—
Interest to Finova	—	—		—	—	—	—
Payroll Paid TTG	—	—		—	—	—	—
Payroll Paid SMC	—	—		—	—	—	—
Restructuring Officer	—	—		—	—	—	—
Insurance Renewal	—	—		—	—	—	—
Voyager Payment	—	—		—	—	—	—
Pre-Filing Prepays	—	—		—	—	—	—
Deposit to Lender	—	—		—	—	—	—
US Trustee	—	—		—	—	—	—
Bankruptcy Professionals	—	—		—	—	—	—
Other	—	—		—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No.	03-13199
TICO Credit Company of Georgia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	May-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for TICO Credit of Georgia, Inc.		Case	#	03-13199	Case No.	03-13199
Monthly Court Report for	May-06
FED ID#	57-1110723

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—			—	—	—	—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—		—			—
Expenses related to Loans	—	—		—			—

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other		—
Advertising	—	—		—			—
Bank Charges	—	—		—	—	—	—
Claims Funding*	—	—		—			—
Company Auto	—	—		—	—	—	—
Computer Costs	—	—		—	—	—	—
Dues And Subscriptions	—	—		—	—	—	—
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	—	—		—	—	—	—
Forms & Printing	—	—		—	—	—	—
Insurance	—	—		—	—	—	—
Meals & Entertainment	—	—		—	—	—	—
Miscellaneous	—	—		—	—	—	—
Office Expense	—	—		—	—	—	—
Postage	—	—		—	—	—	—
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	—	—		—	—	—	—
Professional Fees-Ordinary Course	—	—		—	—	—	—
Rent	—	—		—	—	—	—
Repairs & Maintenance	—	—		—	—	—	—
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	—	—		—	—	—	—
Telephone	—	—		—	—	—	—
Temporary Agency Staff	—	—		—	—	—	—
Travel	—	—		—	—	—	—
Utilities	—	—		—	—	—	—
Interest to Finova	—	—		—	—	—	—
Payroll Paid TTG	—	—	—	—	—	—	—
Payroll Paid SMC	—	—		—	—	—	—
Restructuring Officer	—	—		—	—	—	—
Insurance Renewal	—	—		—	—	—	—
Voyager Payment	—	—		—	—	—	—
Pre-Filing Prepays	—	—		—	—	—	—
Deposit to Lender	—	—		—	—	—	—
US Trustee	—	—		—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
Other	—	—		—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

					—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.	03-13200
Modern Finance dba TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	May-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	(114.23)
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	($114.23)

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for TICO-OH-MOD		Case No.	03-13200	Case No.	03-13200
Monthly Court Report for	May-06
FED ID#	31-4256360

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	National City 394058175	Operating	Payroll	Other	Total
Beginning Cash Position	(0.00)	—	—		(0.00)	—	—	(0.00)

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(114.23)	(114.23)	—		(114.23)	—	—	(114.23)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	(114.23)	(114.23)	—	—	(114.23)	—	—	(114.23)

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	(114.23)	(114.23)			(114.23)	—	—	(114.23)

Subtotal - Loans	(114.23)	(114.23)	—	—	(114.23)	—	—	(114.23)

Cash Disbursements - Other
Advertising		—
Bank Charges	—	—		—	—	—	—	—
Claims Funding*	—	—						—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

—

TOTAL ALL CASH DISBURSEMENTS	(114.23)	(114.23)	—	—	(114.23)	—	—	(114.23)

	(0.00)	—	—	—	(0.00)	—	—	(0.00)

Book Balance per bank rec.	(0.00)			—

In re:	Case No.	03-13190
Modern Central Recovery	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	May-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for Modern Central Recovery			Case #	03-13190	Case No.	03-13190
Monthly Court Report for		May-06
FED ID#	27-9200069

	Consolidated Totals		WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—			—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—		—	—	—	—
					—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—				—	—	—	—
Claims Funding*	—
Company Auto	—				—	—	—	—
Computer Costs	—				—	—	—	—
Dues And Subscriptions	—				—	—	—	—
Employee Reimbursements - collections exp	—				—	—	—	—
Equipment Rental	—				—	—	—	—
Fixed Assets	—				—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—				—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	—				—	—	—	—
Office Expense	—				—	—	—	—
Postage	—				—	—	—	—
Prepaid Expenses	—				—	—	—	—
Prepaid Software ABS	—				—	—	—	—
Professional Fees-Ordinary Course	—				—	—	—	—
Rent	—				—	—	—	—
Repairs & Maintenance	—				—	—	—	—
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	—				—	—	—	—
Telephone	—				—	—	—	—
Temporary Agency Staff	—				—	—	—	—
Travel	—				—	—	—	—
Utilities	—				—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	—		—		—	—	—	—
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

					—	—	—	—
TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	0.00	—	—

In re:	Case No.	03-13201
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	May-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for TICO MISSISSIPPI	Case No.		03-13201	Case No.	03-13201
Monthly Court Report for		May-06
FED ID#	64-0560143

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—		—			—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	849.93	849.93		849.93	—	—	849.93

SUBTOTAL	849.93	849.93		849.93	—	—	849.93

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(849.93)	(849.93)	—	(849.93)	—	—	(849.93)
	—			—		—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—			—	—		—
Holdback, Deposits and Escrows	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—		—	—	—	—
Expenses related to Loans	—	—		—	—	—	—

Subtotal - Loans	—	—		—	—	—	—

Cash Disbursements - Other	—
Advertising	—	—		—	—	—	—
Bank Charges	—	—		—	—	—	—
Claims Funding*	—	—		—	—	—	—
Company Auto	—	—		—	—	—	—
Computer Costs	—	—		—	—	—	—
Dues And Subscriptions	—	—		—	—	—	—
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	—	—		—	—	—	—
Forms & Printing	—	—		—	—	—	—
Insurance	—	—		—	—	—	—
Meals & Entertainment	—	—		—	—	—	—
Miscellaneous	—	—		—	—	—	—
Office Expense	—	—		—	—	—	—
Postage	—	—		—	—	—	—
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	—	—		—	—	—	—
Professional Fees-Ordinary Course	—	—		—	—	—	—
Rent	—	—		—	—	—	—
Repairs & Maintenance	—	—		—	—	—	—
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	—	—		—	—	—	—
Telephone	—	—		—	—	—	—
Temporary Agency Staff	—	—		—	—	—	—
Travel	—	—		—	—	—	—
Utilities	—	—		—	—	—	—
Interest to Finova	—	—		—	—	—	—
Payroll Paid TTG	—	—		—	—	—	—
Payroll Paid SMC	—	—		—	—	—	—
Restructuring Officer	—	—		—	—	—	—
Insurance Renewal	—	—		—	—	—	—
Voyager Payment	—	—		—	—	—	—
Pre-Filing Prepays	—	—		—	—	—	—
Proceeds to Lender	—			—	—	—	—
US Trustee	—	—		—	—	—	—
Bankruptcy Professionals	—	—		—	—	—	—
Other - payment to Investment Banker	—			—	—	—	—

Total Other Cash Disbursements	—	—		—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—		—	—	—	—

	—	—		—	—	—	—

Book Balance per bank rec.	—
—

In re:	Case No.	03-13203
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	May-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for TICO TENNESSEE		Case No.	03-13203	Case No.	03-13203
Monthly Court Report for	May-06
FED ID#	75-2714829

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	First Federal 163323989	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—	—

	—				—	—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—	—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

—
Cash Disbursements - Loans					—
—
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—	—	—	—	—	—

—
—
Cash Disbursements - Other					—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—

Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—			—

In re:	Case No.	03-13197
TICO Credit Company of Tennessee, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	May-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for TICO TENN-DORMANT		Case #	03-13197	Case No.	03-13197
Monthly Court Report for	May-06
FED ID#	62-1720278

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—		—	—					—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—		—				—	—	—	—
Claims Funding*	—	—		—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—		—

In re:	Case No.	03-13198
TICO Credit Company of Mississippi, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	May-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)

Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for TICO MS - DORMANT		Case #	03-13198	Case No.	03-13198
Monthly Court Report for	May-06
FED ID#	57-1111184

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—		—	—	—	—

	—			—	—				—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
								—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges								—	—	—	—
Claims Funding*
Company Auto								—	—	—	—
Computer Costs								—	—	—	—
Dues And Subscriptions								—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
	—		—		—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No.	03-13202
Modern Financial Services, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	May-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)

Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for TICO-OH-MOD-SUB - Inactive	DORMANT	Case #	03-13202	Case No.	03-13202
Monthly Court Report for	May-06
FED ID#	31-0819992

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—		—	—					—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—	—	—				—	—	—	—
Claims Funding*	—	—	—	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees - Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre - Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re:	Case No.	03-13204
Thaxton Investment Corporation	Jointly Administered

	Reporting Period	May-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)

Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for Thaxton Investment Company		Case No.	03-13204	Case No.	03-13204
Monthly Court Report for	May-06
FED ID#	57-1076628

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825648 2000014825114	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total

Beginning Cash Position	—					—	—	—	—

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—	No Activity - Holding Company - all activity recorded at subsidiary level.				—	—	—	—

SUBTOTAL	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges						—	—	—	—
Claims Funding*
Company Auto						—	—	—	—
Computer Costs						—	—	—	—
Dues And Subscriptions						—	—	—	—
Employee Reimbursements - collections exp						—	—	—	—
Equipment Rental						—	—	—	—
Fixed Assets						—	—	—	—
Forms & Printing						—	—	—	—
Insurance						—	—	—	—
Meals & Entertainment						—	—	—	—
Miscellaneous						—	—	—	—
Office Expense						—	—	—	—
Postage						—	—	—	—
Prepaid Expenses						—	—	—	—
Prepaid Software ABS						—	—	—	—
Professional Fees-Ordinary Course						—	—	—	—
Rent						—	—	—	—
Repairs & Maintenance						—	—	—	—
Roadgard						—	—	—	—
Seminars & Meetings						—	—	—	—
Taxes & Licenses						—	—	—	—
Telephone						—	—	—	—
Temporary Agency Staff						—	—	—	—
Travel						—	—	—	—
Utilities						—	—	—	—
Interest to Finova						—	—	—	—
Payroll Paid TTG						—	—	—	—
Payroll Paid SMC						—	—	—	—
Restructuring Officer						—	—	—	—
Insurance Renewal						—	—	—	—
Voyager Payment						—	—	—	—
Pre-Filing Prepays						—	—	—	—
Deposit to Lender						—	—	—	—
US Trustee						—	—	—	—
Bankruptcy Professionals						—	—	—	—
						—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

—

Book Balance per bank rec.	—

THE THAXTON GROUP

SUMMARY - SOUTHERN MANAGEMENT		Case No.	-
Monthly Court Report for	May-06
FED ID#

	Consolidated Totals	Covington Credit- OK 03-13208	Covington Credit of Texas 03-13211	Southern Finance of South Carolina 03-13212	Covington Credit of Georgia 03-13209	Quick Credit 03-13213	Southern Finance of Tennesse 03-13206	Corporate HQ 03-13205	Operating	Payroll	Other	Total
Beginning Cash Position	(176,045.00)	55,912.27	311,739.77	456,207.81	36,856.91	—	95,461.61	(1,132,223.37)	(176,045.00)	—	—	(176,045.00)

	—	—	—	—	—	—	—			—	—	—
TICO Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
SM Cash Collected	9,976,531.59	380,255.26	2,725,926.35	2,309,770.41	1,193,981.08	1,219,721.17	1,022,199.68	1,124,677.64	9,976,531.59	—	—	9,976,531.59
TIG Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
Other Income Collected	265.12	—	—	—	—	—	—	265.12	265.12	—	—	265.12

SUBTOTAL	9,976,796.71	380,255.26	2,725,926.35	2,309,770.41	1,193,981.08	1,219,721.17	1,022,199.68	1,124,942.76	9,976,796.71	—	—	9,976,796.71

	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—		—	—
GENERAL LEDGER SWEEPS AND TRANSFERS	1,910,029.94	203,321.65	219,359.14	403,370.54	460,679.93	237,009.65	41,748.40	344,540.63	(597,026.54)	2,507,056.48	—	1,910,029.94
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	11,886,826.65	583,576.91	2,945,285.49	2,713,140.95	1,654,661.01	1,456,730.82	1,063,948.08	1,469,483.39	9,379,770.17	2,507,056.48	—	11,886,826.65

		—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—
Loan Proceeds Checks	6,782,957.35	387,190.81	2,236,831.58	1,623,045.86	926,152.40	898,100.52	711,636.18	—	6,782,957.35			6,782,957.35
Expenses related to Loans	327,704.43	23,929.38	69,839.76	104,272.56	47,921.87	43,945.40	37,787.66	7.80	327,704.43			327,704.43

Subtotal - Loans	7,110,661.78	411,120.19	2,306,671.34	1,727,318.42	974,074.27	942,045.92	749,423.84	7.80	7,110,661.78			7,110,661.78

		—	—	—	—	—	—	—	—			—
		—	—	—	—	—	—	—	—			—
Cash Disbursements - Other		—	—	—	—	—	—	—	—			—
Advertising	112,673.40	10,106.60	28,025.25	21,714.42	13,241.03	13,782.42	9,194.49	16,609.19	112,673.40			112,673.40
Bank Charges	15,256.68	134.53	—	—	10.00	37.77	125.27	14,949.11	15,256.68	—	—	15,256.68
Claims Funding*	162,096.62	4,723.90	34,221.65	33,243.62	7,915.91	16,023.41	13,242.01	52,726.12	162,096.62			162,096.62
Company Auto	14,081.92	594.02	3,067.03	4,515.21	1,797.28	—	863.00	3,245.38	14,081.92	—	—	14,081.92
Computer Costs	13,328.23	93.72	698.41	20.46	182.75	20.46	66.62	12,245.81	13,328.23	—	—	13,328.23
Dues And Subscriptions	2,524.89	—	—	15.35	—	114.54	—	2,395.00	2,524.89	—	—	2,524.89
Employee Reimbursements - collections exp	—	—	—	—	—	—	—	—	—	—	—	—
Equipment Rental	4,758.31	—	88.71	—	—	—	—	4,669.60	4,758.31	—	—	4,758.31
Fixed Assets	60,047.11	12,879.47	869.17	2,996.24	3,386.61	—	864.29	39,051.33	60,047.11	—	—	60,047.11
Forms & Printing	40,753.91	3,204.03	9,188.80	7,185.17	3,348.73	3,768.40	3,275.41	10,783.37	40,753.91	—	—	40,753.91
Insurance	35,441.63	1,519.42	9,855.56	8,171.80	4,121.06	4,958.88	3,994.42	2,820.49	35,441.63	—	—	35,441.63
Meals & Entertainment	29,713.14	858.74	4,409.35	3,817.41	2,493.46	—	1,089.03	17,045.15	29,713.14	—	—	29,713.14
Miscellaneous	18,651.04	391.30	13,983.12	1,467.22	804.82	343.28	724.73	936.57	18,651.04	—	—	18,651.04
Office Expense	20,940.52	2,175.84	1,314.99	2,765.67	2,236.94	1,824.95	729.77	9,892.36	20,940.52	—	—	20,940.52
Postage	48,438.25	6,969.20	7,801.34	10,681.50	5,552.95	5,667.75	2,523.88	9,241.63	48,438.25	—	—	48,438.25
Prepaid Expenses	—	—	—	—	—	—	—	—	—	—	—	—
Prepaid Software ABS	24,457.75	—	—	—	—	—	—	24,457.75	24,457.75	—	—	24,457.75
Professional Fees-Ordinary Course	11,196.20	220.00	—	—	—	—	—	10,976.20	11,196.20	—	—	11,196.20
Rent	198,786.51	13,982.63	58,453.61	38,053.35	24,552.21	20,889.85	25,520.49	17,334.37	198,786.51	—	—	198,786.51
Repairs & Maintenance	21,292.71	539.67	6,446.84	5,072.63	2,282.09	4,513.15	1,959.53	478.80	21,292.71	—	—	21,292.71
Roadgard	—	—	—	—	—	—	—	—	—	—	—	—
Seminars & Meetings	4,901.82	290.74	288.34	1,595.11	656.46	78.55	1,157.62	835.00	4,901.82	—	—	4,901.82
Taxes & Licenses	11,085.00	—	25.00	3,109.39	6,208.52	727.94	136.08	878.07	11,085.00	—	—	11,085.00
Telephone	82,531.99	3,907.76	24,043.73	19,079.53	10,479.58	8,811.81	10,460.79	5,748.79	82,531.99	—	—	82,531.99
Temporary Agency Staff	575.00	—	400.00	85.00	—	90.00	—	—	575.00	—	—	575.00
Travel	46,302.62	4,702.68	5,962.47	1,543.40	5,802.41	287.75	3,865.54	24,138.37	46,302.62	—	—	46,302.62
Utilities	40,252.29	2,436.19	14,849.70	8,585.19	5,870.60	4,744.26	3,766.35	—	40,252.29	—	—	40,252.29
Interest to Finova	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid TTG	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid SMC	2,507,056.48	112,056.11	420,681.26	724,570.60	384,535.69	333,595.31	251,762.73	279,854.78	—	2,507,056.48	—	2,507,056.48
Restructuring Officer	—	—	—	—	—	—	—	—	—	—	—	—
Insurance Renewal	122,209.22	—	—	—	—	—	—	122,209.22	122,209.22	—	—	122,209.22
Credit Insurance Payments	449,645.34	—	—	157,753.70	205,033.18	86,858.46	—	—	449,645.34	—	—	449,645.34
Pre-Filing Prepays	—	—	—	—	—	—	—	—	—	—	—	—
Deposit to Lender	—	—	—	—	—	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—	—	—	—	—
Other	54,228.59	2,257.08	16,308.85	7,659.42	5,501.59	7,545.96	1,062.83	13,892.86	54,228.59	—	—	54,228.59

Total Other Cash Disbursements	4,153,227.17	184,043.63	660,983.18	1,063,701.39	696,013.87	514,684.90	336,384.88	697,415.32	1,646,170.69	2,507,056.48	—	4,153,227.17

		—	—		—				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	11,263,888.95	595,163.82	2,967,654.52	2,791,019.81	1,670,088.14	1,456,730.82	1,085,808.72	697,423.12	8,756,832.47	2,507,056.48	—	11,263,888.95

			—
	446,892.70	44,325.36	289,370.74	378,328.95	21,429.78	—	73,600.97	(360,163.10)	446,892.70	—	—	446,892.70

Book Balance per bank rec.	446,892.70	44,325.36	289,370.74	378,328.95	21,429.78	—	73,600.97	(360,163.10)

THE THAXTON GROUP

Cash Disbursements for Southern Management Corp Consolidated		Wachovia 2000014825127
Monthly Court Report for	May-06	ACCOUNT #2079900430903
FED ID#

ZBA ACCOUNTS	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	Alabama- NON FILER	CORPORATE HQ
Beginning Cash Position	(1,434,679.93)	—	—	—	—	—			(1,434,679.93)

	—
TICO Cash Collected	—
SM Cash Collected	—
TIG Cash Collected	—	—
TPF Cash Collected	—	—
TCL Cash Collected	—	—
Other Income Collected	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	11,222,014.08	555,417.08	2,968,787.00	2,449,306.61	1,487,251.82	1,298,370.62	971,268.18	441,203.27	1,050,409.50
OUTSTANDING CHECKS	—					—
Account # 2000014825127	—
Account #2079900430903	—
	—

Total Cash Receipts and Transfers	11,222,014.08	555,417.08	2,968,787.00	2,449,306.61	1,487,251.82	1,298,370.62	971,268.18	441,203.27	1,050,409.50

Cash Disbursements - Loans
Loan Proceeds Checks	7,122,009.85	387,190.81	2,236,831.58	1,623,045.86	926,152.40	898,100.52	711,636.18	339,052.50
Expenses related to Loans	337,289.73	23,929.38	69,839.76	104,272.56	47,921.87	43,945.40	37,787.66	9,585.30	7.80

Subtotal - Loans	7,459,299.58	411,120.19	2,306,671.34	1,727,318.42	974,074.27	942,045.92	749,423.84	348,637.80	7.80

Cash Disbursements - Other
Advertising	117,296.48	10,106.60	28,025.25	21,714.42	13,241.03	13,782.42	9,194.49	4,623.08	16,609.19
Bank Charges	15,346.24	134.53	27.20	62.36	10.00	37.77	125.27		14,949.11
Claims Funding*	162,325.35	4,723.90	34,221.65	33,243.62	7,915.91	16,023.41	13,242.01	228.73	52,726.12
Company Auto	14,606.53	594.02	3,067.03	4,515.21	1,797.28		863.00	524.61	3,245.38
Computer Costs	13,416.60	93.72	698.41	20.46	182.75	20.46	66.62	88.37	12,245.81
Dues And Subscriptions	3,309.26			15.35		114.54		784.37	2,395.00
Employee Reimbursements - collections exp	—
Equipment Rental	4,758.31		88.71						4,669.60
Fixed Assets	79,439.57	12,879.47	869.17	2,996.24	3,386.61		864.29	19,392.46	39,051.33
Forms & Printing	44,517.28	3,204.03	9,188.80	7,185.17	3,348.73	3,768.40	3,275.41	3,763.37	10,783.37
Insurance	35,728.84	1,519.42	9,855.56	8,171.80	4,121.06	4,958.88	3,994.42	287.21	2,820.49
Meals & Entertainment	30,426.83	858.74	4,409.35	3,817.41	2,493.46		1,089.03	713.69	17,045.15
Miscellaneous	19,255.75	391.30	13,983.12	1,467.22	804.82	343.28	724.73	604.71	936.57
Office Expense	24,235.74	2,175.84	1,314.99	2,765.67	2,236.94	1,824.95	729.77	3,295.22	9,892.36
Postage	49,683.80	6,969.20	7,801.34	10,681.50	5,552.95	5,667.75	2,523.88	1,245.55	9,241.63
Prepaid Expenses	—
Prepaid Software ABS	24,457.75								24,457.75
Professional Fees-Ordinary Course	11,713.70	220.00						517.50	10,976.20
Rent	208,624.43	13,982.63	58,453.61	38,053.35	24,552.21	20,889.85	25,520.49	9,837.92	17,334.37
Repairs & Maintenance	22,066.67	539.67	6,446.84	5,072.63	2,282.09	4,513.15	1,959.53	773.96	478.80
Roadgard	—
Seminars & Meetings	4,961.82	290.74	288.34	1,595.11	656.46	78.55	1,157.62	60.00	835.00
Taxes & Licenses	11,085.00		25.00	3,109.39	6,208.52	727.94	136.08		878.07
Telephone	84,151.90	3,907.76	24,043.73	19,079.53	10,479.58	8,811.81	10,460.79	1,619.91	5,748.79
Temporary Agency Staff	575.00		400.00	85.00		90.00
Travel	48,120.95	4,702.68	5,962.47	1,543.40	5,802.41	287.75	3,865.54	1,818.33	24,138.37
Utilities	41,424.17	2,436.19	14,849.70	8,585.19	5,870.60	4,744.26	3,766.35	1,171.88
Interest to Finova	—
Payroll Paid TTG	—
	1,589,891.47	72,309.37	421,786.54	382,795.04	201,699.37	175,235.11	137,222.19	41,214.60	157,629.25
Restructuring Officer	—
Insurance Renewal	122,209.22								122,209.22
Credit Insurance Carrier	449,645.34			157,753.70	205,033.18	86,858.46
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	54,228.59	2,257.08	16,308.85	7,659.42	5,501.59	7,545.96	1,062.83		13,892.86

Total Other Cash Disbursements	3,287,502.59	144,296.89	662,115.66	721,988.19	513,177.55	356,324.70	221,844.34	92,565.47	575,189.79

TOTAL ALL CASH DISBURSEMENTS	10,746,802.17	555,417.08	2,968,787.00	2,449,306.61	1,487,251.82	1,298,370.62	971,268.18	441,203.27	575,197.59

	(959,468.02)	—	—	—	—	—	—	—	(959,468.02)

Book Balance per bank rec.		—	—		—	—			(959,468.02)

In re:	Case No.	03-13208
Covington Credit, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	May-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	595,163.82
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$595,163.82

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit, Inc.			Case No.	03-13208	Case No.	03-13208
Monthly Court Report for		May-06
FED ID#	57-1094987

	Consolidated Totals	Arvest Bank 11682857	Arvest Bank 11275222	F&M Bank & Trust Company 349836	F&M Bank & Trust Company 352357	RCB Bank 621656	WACHOVIA DISBUR- SEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Central National 212407	ARVEST 11860459	ARVEST 570344986		Operating	Payroll	Other	Total
Beginning Cash Position	55,912.27	13,390.40	4,951.35	5,857.16	5,885.57	6,370.61	—	—	7,930.94	7,623.35	3,902.89		55,912.27	—	—	55,912.27

	—												—	—	—	—
TICO Cash Collected	—												—	—	—	—
SM Cash Collected	380,255.26	78,711.55	59,743.65	87,737.74	76,283.29	71,789.21	(252,596.67)		111,290.63	62,915.16	84,380.70		380,255.26	—	—	380,255.26
TIG Cash Collected	—												—	—	—	—
TPF Cash Collected	—												—	—	—	—
TCL Cash Collected	—												—	—	—	—
Other Income Collected	—												—	—	—	—

SUBTOTAL	380,255.26	78,711.55	59,743.65	87,737.74	76,283.29	71,789.21	(252,596.67)	—	111,290.63	62,915.16	84,380.70	—	380,255.26	—	—	380,255.26

	—												—	—	—	—
	—												—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	203,321.65	(83,230.53)	(59,091.31)	(89,991.71)	(77,646.20)	(72,339.93)	808,013.75	39,746.74	(113,421.86)	(64,925.80)	(83,791.50)		203,321.65	—	—	203,321.65
	—												—	—	—	—
	—												—	—	—	—

Total Cash Receipts and Transfers	583,576.91	(4,518.98)	652.34	(2,253.97)	(1,362.91)	(550.72)	555,417.08	39,746.74	(2,131.23)	(2,010.64)	589.20	—	543,830.17	39,746.74	—	583,576.91

													—	—		—
Cash Disbursements -Loans													—	—		—
													—	—		—
Loan Proceeds Checks	387,190.81						387,190.81						387,190.81	—		387,190.81
Expenses related to Loans	23,929.38						23,929.38						23,929.38	—		23,929.38

Subtotal - Loans	411,120.19	—	—	—	—	—	411,120.19	—	—	—	—		411,120.19	—	—	411,120.19

													—	—		—
													—	—		—
Cash Disbursements - Other	—												—	—		—
Advertising	10,106.60						10,106.60						10,106.60	—		10,106.60
Bank Charges	134.53						134.53						134.53	—	—	134.53
Claims Funding*	4,723.90						4,723.90						4,723.90	—		4,723.90
Company Auto	594.02						594.02						594.02	—	—	594.02
Computer Costs	93.72						93.72						93.72	—	—	93.72
Dues And Subscriptions	—						—						—	—	—	—
Employee Reimbursements - collections exp	—						—						—	—	—	—
Equipment Rental	—						—						—	—	—	—
Fixed Assets	12,879.47						12,879.47						12,879.47	—	—	12,879.47
Forms & Printing	3,204.03						3,204.03						3,204.03	—	—	3,204.03
Insurance	1,519.42						1,519.42						1,519.42	—	—	1,519.42
Meals & Entertainment	858.74						858.74						858.74	—	—	858.74
Miscellaneous	391.30						391.30						391.30	—	—	391.30
Office Expense	2,175.84						2,175.84						2,175.84	—	—	2,175.84
Postage	6,969.20						6,969.20						6,969.20	—	—	6,969.20
Prepaid Expenses	—						—						—	—	—	—
Prepaid Software ABS	—						—						—	—	—	—
Professional Fees-Ordinary Course	220.00						220.00						220.00	—	—	220.00
Rent	13,982.63						13,982.63						13,982.63	—	—	13,982.63
Repairs & Maintenance	539.67						539.67						539.67	—	—	539.67
Roadgard	—						—						—	—	—	—
Seminars & Meetings	290.74						290.74						290.74	—	—	290.74
Taxes & Licenses	—						—						—	—	—	—
Telephone	3,907.76						3,907.76						3,907.76	—	—	3,907.76
Temporary Agency Staff	—						—						—	—	—	—
Travel	4,702.68						4,702.68						4,702.68	—	—	4,702.68
Utilities	2,436.19						2,436.19						2,436.19	—	—	2,436.19
Interest to Finova	—						—						—	—	—	—
Payroll Paid TTG	—						—						—	—	—	—
Payroll Paid SMC	112,056.11						72,309.37	39,746.74					72,309.37	39,746.74	—	112,056.11
Restructuring Officer	—						—						—	—	—	—
Insurance Renewal	—						—						—	—	—	—
Voyager Payment	—						—						—	—	—	—
Pre-Filing Prepays	—						—						—	—	—	—
Deposit to Lender	—						—						—	—	—	—
US Trustee	—						—						—	—	—	—
Bankruptcy Professionals	—						—						—	—	—	—
Other	2,257.08						2,257.08						2,257.08	—	—	2,257.08

Total Other Cash Disbursements	184,043.63	—	—	—	—	—	144,296.89	39,746.74	—	—	—		144,296.89	39,746.74	—	184,043.63

													—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	595,163.82	—	—	—	—	—	555,417.08	39,746.74	—	—	—		555,417.08	39,746.74	—	595,163.82

																—

	44,325.36	8,871.42	5,603.69	3,603.19	4,522.66	5,819.89	—	—	5,799.71	5,612.71	4,492.09		44,325.36	—	—	44,325.36

Ending Bank Balance per bank rec.	44,325.36	8,871.42	5,603.69	3,603.19	4,522.66	5,819.89			5,799.71	5,612.71	4,492.09

In re:	Case No.	03-13212
Southern Finance of South Carolina, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	May-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	2,791,019.81
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$2,791,019.81

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for Southern Finance -SC		Case.#	03-13212	Case No.	03-13212
Monthly Court Report for	May-06
FED ID#	57-0827143

	Consol idated Totals	Peoples 1170002977	Exchange Bank of S.C. 510004- 702501	BB&T 5125815210	Regions Bank 3858010811	South Carolina Bank and Trust 270002033	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS
Beginning Cash Position	456,207.81	5,295.67	5,896.51	7,946.66	378,095.59	10,584.00		—

	—
TICO Cash Collected	—
SM Cash Collected	2,309,770.41	91,281.98	113,494.30	96,108.15	1,890,729.94	164,785.15	(476,614.10)
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	2,309,770.41	91,281.98	113,494.30	96,108.15	1,890,729.94	164,785.15	(476,614.10)	—

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	403,370.54	(91,113.64)	(115,718.23)	(97,940.71)	(1,949,629.46)	(167,929.68)	2,925,858.35	341,775.56
	—
	—

Total Cash Receipts and Transfers	2,713,140.95	168.34	(2,223.93)	(1,832.56)	(58,899.52)	(3,144.53)	2,449,244.25	341,775.56

Cash Disbursements - Loans

Loan Proceeds Checks	1,623,045.86						1,623,045.86
Expenses related to Loans	104,272.56						104,272.56

Subtotal - Loans	1,727,318.42						1,727,318.42

Cash Disbursements - Other
Advertising	21,714.42						21,714.42
Bank Charges	—
Claims Funding*	33,243.62						33,243.62
Company Auto	4,515.21						4,515.21
Computer Costs	20.46						20.46
Dues And Subscriptions	15.35						15.35
Employee Reimbursements - collections exp	—						—
Equipment Rental	—						—
Fixed Assets	2,996.24						2,996.24
Forms & Printing	7,185.17						7,185.17
Insurance	8,171.80						8,171.80
Meals & Entertainment	3,817.41						3,817.41
Miscellaneous	1,467.22						1,467.22
Office Expense	2,765.67						2,765.67
Postage	10,681.50						10,681.50
Prepaid Expenses	—						—
Prepaid Software ABS	—						—
Professional Fees-Ordinary Course	—						—
Rent	38,053.35						38,053.35
Repairs & Maintenance	5,072.63						5,072.63
Roadgard	—						—
Seminars & Meetings	1,595.11						1,595.11
Taxes & Licenses	3,109.39						3,109.39
Telephone	19,079.53						19,079.53
Temporary Agency Staff	85.00						85.00
Travel	1,543.40						1,543.40
Utilities	8,585.19						8,585.19
Interest to Finova	—						—
Payroll Paid TTG	—						—
Payroll Paid SMC	724,570.60						382,795.04	341,775.56
Restructuring Officer	—						—
Insurance Renewal	—						—
Voyager Payment	157,753.70						157,753.70
Pre-Filing Prepays	—						—
Deposit to Lender	—						—
US Trustee	—						—
Bankruptcy Professionals	—						—
Other	7,659.42						7,659.42

Total Other Cash Disbursements	1,063,701.39	—	—	—	—	—	721,925.83	341,775.56

TOTAL ALL CASH DISBURS- EMENTS	2,791,019.81	—	—	—	—	—	2,449,244.25	341,775.56

	378,328.95	5,464.01	3,672.58	6,114.10	319,196.07	7,439.47	—	—

Book Bamlance per bank rec.	378,328.95	5,464.01	3,672.58	6,114.10	319,196.07	7,439.47

	South Carolina Bank and Trust 270002041	South Carolina Bank and Trust 270002058	Palmetto Bank 11055855	Operating	Payroll	Other	Total
Beginning Cash Position	8,748.76	5,333.87	34,306.75	456,207.81	—	—	456,207.81

					—	—	—
TICO Cash Collected				—	—	—	—
SM Cash Collected	120,912.52	121,802.77	187,269.70	2,309,770.41	—	—	2,309,770.41
TIG Cash Collected				—	—	—	—
TPF Cash Collected				—	—	—	—
TCL Cash Collected				—	—	—	—
Other Income Collected				—	—	—	—

SUBTOTAL	120,912.52	121,802.77	187,269.70	2,309,770.41	—	—	2,309,770.41

				—	—	—	—
				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(123,249.77)	(121,256.36)	(197,425.52)	61,594.98	341,775.56	—	403,370.54
				—	—	—	—
				—	—	—	—

Total Cash Receipts and Transfers	(2,337.25)	546.41	(10,155.82)	2,371,365.39	341,775.56	—	2,713,140.95

				—
Cash Disbursements - Loans				—
				—
Loan Proceeds Checks				1,623,045.86			1,623,045.86
Expenses related to Loans				104,272.56			104,272.56

Subtotal - Loans				1,727,318.42			1,727,318.42

				—
				—
Cash Disbursements - Other				—
Advertising				21,714.42			21,714.42
Bank Charges				—	—	—	—
Claims Funding*				33,243.62			33,243.62
Company Auto				4,515.21	—	—	4,515.21
Computer Costs				20.46	—	—	20.46
Dues And Subscriptions				15.35	—	—	15.35
Employee Reimbursements - collections exp				—	—	—	—
Equipment Rental				—	—	—	—
Fixed Assets				2,996.24	—	—	2,996.24
Forms & Printing				7,185.17	—	—	7,185.17
Insurance				8,171.80	—	—	8,171.80
Meals & Entertainment				3,817.41	—	—	3,817.41
Miscellaneous				1,467.22	—	—	1,467.22
Office Expense				2,765.67	—	—	2,765.67
Postage				10,681.50	—	—	10,681.50
Prepaid Expenses				—	—	—	—
Prepaid Software ABS				—	—	—	—
Professional Fees-Ordinary Course				—	—	—	—
Rent				38,053.35	—	—	38,053.35
Repairs & Maintenance				5,072.63	—	—	5,072.63
Roadgard				—	—	—	—
Seminars & Meetings				1,595.11	—	—	1,595.11
Taxes & Licenses				3,109.39	—	—	3,109.39
Telephone				19,079.53	—	—	19,079.53
Temporary Agency Staff				85.00	—	—	85.00
Travel				1,543.40	—	—	1,543.40
Utilities				8,585.19	—	—	8,585.19
Interest to Finova				—	—	—	—
Payroll Paid TTG				—	—	—	—
Payroll Paid SMC				382,795.04	341,775.56	—	724,570.60
Restructuring Officer				—	—	—	—
Insurance Renewal				—	—	—	—
Voyager Payment				157,753.70	—	—	157,753.70
Pre-Filing Prepays				—	—	—	—
Deposit to Lender				—	—	—	—
US Trustee				—	—	—	—
Bankruptcy Professionals				—	—	—	—
Other				7,659.42	—	—	7,659.42

Total Other Cash Disbursements	—	—	—	1,063,701.39	—	—	1,063,701.39

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	2,449,244.25	341,775.56	—	2,791,019.81

	6,411.51	5,880.28	24,150.93	378,328.95	—	—	378,328.95

Book Balance per bank rec.	6,411.51	5,880.28	24,150.93

In re:	Case No.	03-13211
Covington Credit of Texas, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	May-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	2,967,654.52
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$2,967,654.52

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for Covington Credit of Texas			Case #	03-13211
Monthly Court Report for		May-06
FED ID#	57-1002963

	Consol- idated Totals	1st Commerce Bank 350188	1st Commerce Bank 381959	American Bank of Texas 10022- 18089	American National Bank 0010944	Bank of Texas 3000010649	Texas State Bank 100102889	First State Bank 2702488
Beginning Cash Position	311,739.77	6,817.44	7,854.85	4,245.80	7,558.84	7,183.11	6,897.75	5,304.16

	—
TICO Cash Collected	—
SM Cash Collected	2,725,926.35	85,932.72	111,121.72	100,187.91	116,889.15	102,400.58	128,138.54	92,850.98
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	2,725,926.35	85,932.72	111,121.72	100,187.91	116,889.15	102,400.58	128,138.54	92,850.98

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	219,359.14	(86,997.09)	(111,883.08)	(99,632.44)	(117,974.94)	(102,104.41)	(129,010.37)	(91,414.67)
	—					—
	—
	—
	—

Total Cash Receipts and Transfers	2,945,285.49	(1,064.37)	(761.36)	555.47	(1,085.79)	296.17	(871.83)	1,436.31

Cash Disbursements - Loans
Loan Proceeds Checks	2,236,831.58
Expenses related to Loans	69,839.76

Subtotal - Loans	2,306,671.34	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising	28,025.25
Bank Charges	—
Claims Funding*	34,221.65
Company Auto	3,067.03
Computer Costs	698.41
Dues And Subscriptions	—
Employee Reimbursements - collections exp	—
Equipment Rental	88.71
Fixed Assets	869.17
Forms & Printing	9,188.80
Insurance	9,855.56
Meals & Entertainment	4,409.35
Miscellaneous	13,983.12
Office Expense	1,314.99
Postage	7,801.34
Prepaid Expenses	—
Prepaid Software ABS	—
Professional Fees-Ordinary Course	—
Rent	58,453.61
Repairs & Maintenance	6,446.84
Roadgard	—
Seminars & Meetings	288.34
Taxes & Licenses	25.00
Telephone	24,043.73
Temporary Agency Staff	400.00
Travel	5,962.47
Utilities	14,849.70
Interest to Finova	—
Payroll Paid TTG	—
Payroll Paid SMC	420,681.26
Restructuring Officer	—
Insurance Renewal	—
Voyager Payment	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	16,308.85

Total Other Cash Disbursements	660,983.18	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	2,967,654.52	—	—	—	—	—	—	—

	289,370.74	5,753.07	7,093.49	4,801.27	6,473.05	7,479.28	6,025.92	6,740.47

Book Balance per bank rec.	289,370.74	5,753.07	7,093.49	4,801.27	6,473.05	7,479.28	6,025.92	6,740.47

	Frost National Bank 460020362	Hibernia National Bank 04122623	International Bank of Commerce 9004201	Kleberg First National Bank 123390	Prosperity Bank 2102872900	Liberty National Bank 126979	Prosperity Bank 2794981	Prosperity Bank 2795011
Beginning Cash Position	3,174.80	4,900.56	74,317.65	7,580.30	5,546.68	4,299.06	6,533.50	6,247.95

TICO Cash Collected
SM Cash Collected	67,692.02	66,997.23	670,381.65	124,944.04	81,164.56	68,433.91	76,273.43	92,219.18
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUBTOTAL	67,692.02	66,997.23	670,381.65	124,944.04	81,164.56	68,433.91	76,273.43	92,219.18

GENERAL LEDGER DEPOSITS AND TRANSFERS	(66,360.48)	(68,512.82)	(678,413.01)	(127,343.53)	(80,699.22)	(68,198.60)	(78,827.76)	(95,980.42)

Total Cash Receipts and Transfers	1,331.54	(1,515.59)	(8,031.36)	(2,399.49)	465.34	235.31	(2,554.33)	(3,761.24)

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	4,506.34	3,384.97	66,286.29	5,180.81	6,012.02	4,534.37	3,979.17	2,486.71

Book Balance per bank rec.	4,506.34	3,384.97	66,286.29	5,180.81	6,012.02	4,534.37	3,979.17	2,486.71

THE THAXTON GROUP

Cash Disbursements for Covington Credit of Texas	State Bank of Texas
Monthly Court Report for
FED ID#		168,262.00	8041871

	Prosperity Bank	Prosperity Bank	Community Bank & Trust	Guaranty Bank	1st National	1st National
	2795791	75137494	11798527	380-3594062	79921	325149301
Beginning Cash Position	9,658.62	3,786.33	7,537.15	5,223.68	9,298.72	6,893.86

TICO Cash Collected	—
SM Cash Collected	105,041.12	59,251.34	98,915.70	68,256.96	116,356.54	99,719.60
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected	—
Other Income Collected

SUBTOTAL	105,041.12	59,251.34	98,915.70	68,256.96	116,356.54	99,719.60

GENERAL LEDGER DEPOSITS AND TRANSFERS	(106,523.42)	(58,291.00)	(100,001.63)	(68,705.06)	(114,585.63)	(101,499.16)

Total Cash Receipts and Transfers	(1,482.30)	960.34	(1,085.93)	(448.10)	1,770.91	(1,779.56)

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—				—	—
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

Total Other Cash Disbursements	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—

	8,176.32	4,746.67	6,451.22	4,775.58	11,069.63	5,114.30

Book Balance per bank rec.	8,176.32	4,746.67	6,451.22	4,775.58	11,069.63	5,114.30

	Guaranty Bank 380- 3594559	Guaranty Bank 380- 3594542	Guaranty Bank 380- 3594153	Capital City 2931314501	Citizens	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Wells Fargo 4231233624	Wells Fargo 4231337470
Beginning Cash Position	6,328.64	7,265.84	5,598.18	4,578.89	7,550.45	—	—	10,046.23	8,176.34

TICO Cash Collected
SM Cash Collected	91,769.47	96,795.92	73,452.32	44,107.02	94,804.50	(911,186.51)		112,777.73	111,720.25
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUBTOTAL	91,769.47	96,795.92	73,452.32	44,107.02	94,804.50	(911,186.51)	—	112,777.73	111,720.25

GENERAL LEDGER DEPOSITS AND TRANSFERS	(93,973.02)	(96,630.06)	(73,516.16)	(44,755.56)	(97,359.17)	3,458,159.77	420,681.26	(116,023.89)	(114,722.12)

Total Cash Receipts and Transfers	(2,203.55)	165.86	(63.84)	(648.54)	(2,554.67)	2,546,973.26	420,681.26	(3,246.16)	(3,001.87)

Cash Disbursements - Loans
Loan Proceeds Checks						2,236,831.58
Expenses related to Loans						69,839.76

Subtotal - Loans	—	—	—	—	—	2,306,671.34	—	—	—

Cash Disbursements - Other
Advertising						28,025.25
Bank Charges	—	—
Claims Funding*						34,221.65
Company Auto						3,067.03
Computer Costs						698.41
Dues And Subscriptions						—
Employee Reimbursements - collections exp						—
Equipment Rental						88.71
Fixed Assets						869.17
Forms & Printing						9,188.80
Insurance						9,855.56
Meals & Entertainment						4,409.35
Miscellaneous						13,983.12
Office Expense						1,314.99
Postage						7,801.34
Prepaid Expenses						—
Prepaid Software ABS						—
Professional Fees-Ordinary Course						—
Rent						58,453.61
Repairs & Maintenance						6,446.84
Roadgard						—
Seminars & Meetings						288.34
Taxes & Licenses						25.00
Telephone						24,043.73
Temporary Agency Staff						400.00
Travel						5,962.47
Utilities						14,849.70
Interest to Finova						—
Payroll Paid TTG						—
Payroll Paid SMC							420,681.26
Restructuring Officer						—
Insurance Renewal						—
Voyager Payment						—
Pre-Filing Prepays						—
Deposit to Lender						—
US Trustee						—
Bankruptcy Professionals						—
Other						16,308.85

Total Other Cash Disbursements	—	—	—	—	—	240,301.92	420,681.26	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	2,546,973.26	420,681.26	—	—

	4,125.09	7,431.70	5,534.34	3,930.35	4,995.78	—	—	6,800.07	5,174.47

Book Balance per bank rec.	4,125.09	7,431.70	5,534.34	3,930.35	4,995.78			6,800.07	5,174.47

63

THE THAXTON GROUP

Cash Disbursements for Covington Credit of Texas	Case No.	03-13211
Monthly Court Report for
FED ID#

	Wells Fargo 5505312659	Wells Fargo 5690474692	Wells Fargo 5880617148	Wells Fargo 7390259432	First National Bank Texas 001100998	Operating	Payroll	Other	Total
Beginning Cash Position	3,508.60	6,332.28	7,790.06	7,641.49	36,061.96	311,739.77	—	—	311,739.77

							—	—	—
TICO Cash Collected						—	—	—	—
SM Cash Collected	69,002.67	87,085.96	88,960.16	129,735.28	103,732.70	2,725,926.35	—	—	2,725,926.35
TIG Cash Collected						—	—	—	—
TPF Cash Collected						—	—	—	—
TCL Cash Collected						—	—	—	—
Other Income Collected						—	—	—	—

SUBTOTAL	69,002.67	87,085.96	88,960.16	129,735.28	103,732.70	2,725,926.35	—	—	2,725,926.35

						—	—	—	—
						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(69,696.77)	(88,396.04)	(91,508.86)	(124,100.38)	(95,841.12)	(201,322.12)	420,681.26	—	219,359.14
						—	—	—	—
						—	—	—	—
						—	—	—	—
						—	—	—	—

Total Cash Receipts and Transfers	(694.10)	(1,310.08)	(2,548.70)	5,634.90	7,891.58	2,524,604.23	420,681.26	—	2,945,285.49

							—
Cash Disbursements - Loans							—
						—	—
Loan Proceeds Checks						2,236,831.58	—		2,236,831.58
Expenses related to Loans						69,839.76	—		69,839.76

Subtotal - Loans	—	—	—	—	—	2,306,671.34	—	—	2,306,671.34

							—
							—
Cash Disbursements - Other							—
Advertising						28,025.25	—	—	28,025.25
Bank Charges					—	—		—	—
Claims Funding*						34,221.65	—		34,221.65
Company Auto						3,067.03	—	—	3,067.03
Computer Costs						698.41	—	—	698.41
Dues And Subscriptions						—	—	—	—
Employee Reimbursements - collections exp						—	—	—	—
Equipment Rental						88.71	—	—	88.71
Fixed Assets						869.17	—	—	869.17
Forms & Printing						9,188.80	—	—	9,188.80
Insurance						9,855.56	—	—	9,855.56
Meals & Entertainment						4,409.35	—	—	4,409.35
Miscellaneous						13,983.12	—	—	13,983.12
Office Expense						1,314.99	—	—	1,314.99
Postage						7,801.34	—	—	7,801.34
Prepaid Expenses						—	—	—	—
Prepaid Software ABS						—	—	—	—
Professional Fees-Ordinary Course						—	—	—	—
Rent						58,453.61	—	—	58,453.61
Repairs & Maintenance						6,446.84	—	—	6,446.84
Roadgard						—	—	—	—
Seminars & Meetings						288.34	—	—	288.34
Taxes & Licenses						25.00	—	—	25.00
Telephone						24,043.73	—	—	24,043.73
Temporary Agency Staff						400.00	—	—	400.00
Travel						5,962.47	—	—	5,962.47
Utilities						14,849.70	—	—	14,849.70
Interest to Finova						—	—	—	—
Payroll Paid TTG						—	—	—	—
Payroll Paid SMC						—	420,681.26	—	420,681.26
Restructuring Officer						—	—	—	—
Insurance Renewal						—	—	—	—
Voyager Payment						—	—	—	—
Pre-Filing Prepays						—	—	—	—
Deposit to Lender						—	—	—	—
US Trustee						—	—	—	—
Bankruptcy Professionals						—	—	—	—
Other						16,308.85	—	—	16,308.85

Total Other Cash Disbursements	—	—	—	—	—	240,301.92	420,681.26	—	660,983.18

						—		—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	2,546,973.26	420,681.26	—	2,967,654.52

	2,814.50	5,022.20	5,241.36	13,276.39	43,953.54	289,370.74	—	—	289,370.74

Book Balance per bank rec.	2,814.50	5,022.20	5,241.36	13,276.39	43,953.54

In re:	Case No.	03-13213
Quick Credit Corporation, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	May-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow

(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,456,730.82
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$1,456,730.82

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for Quick Credit Corporation, Inc.		03-13213	Case No.	03-13213
Monthly Court Report for	May-06
FED ID#	57-0857420

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—			—	—	—	—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	1,219,721.17	1,219,721.17		1,219,721.17	—	—	1,219,721.17
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	1,219,721.17	1,219,721.17	—	1,219,721.17	—	—	1,219,721.17

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	237,009.65	78,649.45	158,360.20	78,649.45	158,360.20	—	237,009.65
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	1,456,730.82	1,298,370.62	158,360.20	1,298,370.62	158,360.20	—	1,456,730.82

Cash Disbursements - Loans
Loan Proceeds Checks	898,100.52	898,100.52		898,100.52			898,100.52
Expenses related to Loans	43,945.40	43,945.40		43,945.40			43,945.40

Subtotal - Loans	942,045.92	942,045.92	—	942,045.92	—	—	942,045.92

		—		—			—
		—		—			—
Cash Disbursements - Other		—		—			—
Advertising	13,782.42	13,782.42		13,782.42			13,782.42
Bank Charges	37.77	37.77		37.77	—	—	37.77
Claims Funding*	16,023.41	16,023.41		16,023.41			16,023.41
Company Auto	—	—		—	—	—	—
Computer Costs	20.46	20.46		20.46	—	—	20.46
Dues And Subscriptions	114.54	114.54		114.54	—	—	114.54
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	—	—		—	—	—	—
Forms & Printing	3,768.40	3,768.40		3,768.40	—	—	3,768.40
Insurance	4,958.88	4,958.88		4,958.88	—	—	4,958.88
Meals & Entertainment	—	—		—	—	—	—
Miscellaneous	343.28	343.28		343.28	—	—	343.28
Office Expense	1,824.95	1,824.95		1,824.95	—	—	1,824.95
Postage	5,667.75	5,667.75		5,667.75	—	—	5,667.75
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	—	—		—	—	—	—
Professional Fees-Ordinary Course	—	—		—	—	—	—
Rent	20,889.85	20,889.85		20,889.85	—	—	20,889.85
Repairs & Maintenance	4,513.15	4,513.15		4,513.15	—	—	4,513.15
Roadgard	—	—		—	—	—	—
Seminars & Meetings	78.55	78.55		78.55	—	—	78.55
Taxes & Licenses	727.94	727.94		727.94	—	—	727.94
Telephone	8,811.81	8,811.81		8,811.81	—	—	8,811.81
Temporary Agency Staff	90.00	90.00		90.00	—	—	90.00
Travel	287.75	287.75		287.75	—	—	287.75
Utilities	4,744.26	4,744.26		4,744.26	—	—	4,744.26
Interest to Finova	—	—		—	—	—	—
Payroll Paid TTG	—	—		—	—	—	—
Payroll Paid SMC	333,595.31	175,235.11	158,360.20	175,235.11	158,360.20	—	333,595.31
Restructuring Officer	—	—		—	—	—	—
Insurance Renewal	—	—		—	—	—	—
Voyager Payment	86,858.46	86,858.46		86,858.46	—	—	86,858.46
Pre-Filing Prepays	—	—		—	—	—	—
Deposit to Lender	—	—		—	—	—	—
US Trustee	—	—		—	—	—	—
Bankruptcy Professionals	—	—		—	—	—	—
Other	7,545.96	7,545.96		7,545.96	—	—	7,545.96

Total Other Cash Disbursements	514,684.90	356,324.70	158,360.20	356,324.70	158,360.20	—	514,684.90

TOTAL ALL CASH DISBURSEMENTS	1,456,730.82	1,298,370.62	158,360.20	1,298,370.62	158,360.20	—	1,456,730.82

	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.	03-13209
Covington Credit of Georgia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	May-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,670,088.14
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$1,670,088.14

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for Covington Credit of GA		Case #	03-13209	Case No.	03-13209
Monthly Court Report for	May-06
FED ID#	58-1435012

	Consolidated Totals	Bank of Perry 429068	Flag Financial Corp 0189003751	Capital City 2931314501	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	36,856.91	6,755.92	16,811.98	13,289.01	—	—	36,856.91	—	—	36,856.91

	—							—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	1,193,981.08	77,916.66	201,813.17	$130,726.47	783,524.78		1,193,981.08	—	—	1,193,981.08
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	1,193,981.08	77,916.66	201,813.17	130,726.47	783,524.78	—	1,193,981.08	—	—	1,193,981.08

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	460,679.93	(80,666.02)	(208,494.45)	(136,722.96)	703,727.04	182,836.32	277,843.61	182,836.32	—	460,679.93
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	1,654,661.01	(2,749.36)	(6,681.28)	(5,996.49)	1,487,251.82	182,836.32	1,471,824.69	182,836.32	—	1,654,661.01

Cash Disbursements - Loans
							—
Loan Proceeds Checks	926,152.40				926,152.40		926,152.40			926,152.40
Expenses related to Loans	47,921.87				47,921.87		47,921.87			47,921.87

Subtotal - Loans	974,074.27	—	—	—	974,074.27	—	974,074.27	—	—	974,074.27

	—						—
	—						—
Cash Disbursements - Other	—						—
Advertising	13,241.03				13,241.03		13,241.03			13,241.03
Bank Charges	10.00				10.00		10.00	—	—	10.00
Claims Funding*	7,915.91				7,915.91		7,915.91			7,915.91
Company Auto	1,797.28				1,797.28		1,797.28	—	—	1,797.28
Computer Costs	182.75				182.75		182.75	—	—	182.75
Dues And Subscriptions	—				—		—	—	—	—
Employee Reimbursements - collections exp	—				—		—	—	—	—
Equipment Rental	—				—		—	—	—	—
Fixed Assets	3,386.61				3,386.61		3,386.61	—	—	3,386.61
Forms & Printing	3,348.73				3,348.73		3,348.73	—	—	3,348.73
Insurance	4,121.06				4,121.06		4,121.06	—	—	4,121.06
Meals & Entertainment	2,493.46				2,493.46		2,493.46	—	—	2,493.46
Miscellaneous	804.82				804.82		804.82	—	—	804.82
Office Expense	2,236.94				2,236.94		2,236.94	—	—	2,236.94
Postage	5,552.95				5,552.95		5,552.95	—	—	5,552.95
Prepaid Expenses	—				—		—	—	—	—
Prepaid Software ABS	—				—		—	—	—	—
Professional Fees-Ordinary Course	—				—		—	—	—	—
Rent	24,552.21				24,552.21		24,552.21	—	—	24,552.21
Repairs & Maintenance	2,282.09				2,282.09		2,282.09	—	—	2,282.09
Roadgard	—				—		—	—	—	—
Seminars & Meetings	656.46				656.46		656.46	—	—	656.46
Taxes & Licenses	6,208.52				6,208.52		6,208.52	—	—	6,208.52
Telephone	10,479.58				10,479.58		10,479.58	—	—	10,479.58
Temporary Agency Staff	—				—		—	—	—	—
Travel	5,802.41				5,802.41		5,802.41	—	—	5,802.41
Utilities	5,870.60				5,870.60		5,870.60	—	—	5,870.60
Interest to Finova	—				—		—	—	—	—
Payroll Paid TTG	—				—		—	—	—	—
Payroll Paid SMC	384,535.69				201,699.37	182,836.32	201,699.37	182,836.32	—	384,535.69
Restructuring Officer	—				—		—	—	—	—
Insurance Renewal	—				—		—	—	—	—
Voyager Payment	205,033.18				205,033.18		205,033.18	—	—	205,033.18
Pre-Filing Prepays	—				—		—	—	—	—
Deposit to Lender	—				—		—	—	—	—
US Trustee	—				—		—	—	—	—
Bankruptcy Professionals	—				—		—	—	—	—
Other	5,501.59				5,501.59		5,501.59	—	—	5,501.59

Total Other Cash Disbursements	696,013.87	—	—	—	513,177.55	182,836.32	513,177.55	182,836.32	—	696,013.87

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,670,088.14	—	—	—	1,487,251.82	182,836.32	1,487,251.82	182,836.32	—	1,670,088.14

	21,429.78	4,006.56	10,130.70	7,292.52	—	—	21,429.78	—	—	21,429.78

Book Balance per bank rec.	21,429.78	4,006.56	10,130.70	7,292.52

In re:	Case No.	03-13206
Southern Finance of Tennessee, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	May-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,085,808.72
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$1,085,808.72

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for Southern Finance of TN		Case	#	03-13206	Case No.	03-13206
Monthly Court Report for	May-06
FED ID#	62-1618281

	Consolidated Totals	Peoples 5003363	Armstrong Bank 60025670	Arvest Bank 13637871	Arvest Bank 11462307	Arvest Bank 13637884	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS
Beginning Cash Position	95,461.61	8,503.22	6,111.29	2,257.00	2,000.00	100.00	—	—

	—
TICO Cash Collected	—
SM Cash Collected	1,022,199.68	81,092.47	59,334.56	22,455.11	2,922.27	—	117,630.86
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	1,022,199.68	81,092.47	59,334.56	22,455.11	2,922.27	—	117,630.86	—

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	41,748.40	(85,549.27)	(60,762.81)	(17,409.49)	(1,786.66)	(10.00)	853,637.32	114,540.54
	—
	—
	—
	—

Total Cash Receipts and Transfers	1,063,948.08	(4,456.80)	(1,428.25)	5,045.62	1,135.61	(10.00)	971,268.18	114,540.54

Cash Disbursements - Loans

Loan Proceeds Checks	711,636.18						711,636.18
Expenses related to Loans	37,787.66						37,787.66

Subtotal - Loans	749,423.84	—	—	—	—	—	749,423.84	—

Cash Disbursements - Other
Advertising	9,194.49						9,194.49
Bank Charges	125.27						125.27
Claims Funding*	13,242.01						13,242.01
Company Auto	863.00						863.00
Computer Costs	66.62						66.62
Dues And Subscriptions	—						—
Employee Reimbursements - collections exp	—						—
Equipment Rental	—						—
Fixed Assets	864.29						864.29
Forms & Printing	3,275.41						3,275.41
Insurance	3,994.42						3,994.42
Meals & Entertainment	1,089.03						1,089.03
Miscellaneous	724.73						724.73
Office Expense	729.77						729.77
Postage	2,523.88						2,523.88
Prepaid Expenses	—						—
Prepaid Software ABS	—						—
Professional Fees-Ordinary Course	—						—
Rent	25,520.49						25,520.49
Repairs & Maintenance	1,959.53						1,959.53
Roadgard	—						—
Seminars & Meetings	1,157.62						1,157.62
Taxes & Licenses	136.08						136.08
Telephone	10,460.79						10,460.79
Temporary Agency Staff	—						—
Travel	3,865.54						3,865.54
Utilities	3,766.35						3,766.35
Interest to Finova	—						—
Payroll Paid TTG	—						—
Payroll Paid SMC	251,762.73						137,222.19	114,540.54
Restructuring Officer	—						—
Insurance Renewal	—						—
Voyager Payment	—						—
Pre-Filing Prepays	—						—
Deposit to Lender	—						—
US Trustee	—						—
Bankruptcy Professionals	—						—
Other	1,062.83						1,062.83

Total Other Cash Disbursements	336,384.88	—	—	—	—	—	221,844.34	114,540.54

							—

TOTAL ALL CASH DISBURSEMENTS	1,085,808.72	—	—	—	—	—	971,268.18	114,540.54

	73,600.97	4,046.42	4,683.04	7,302.62	3,135.61	90.00	—	—

Book Balance per bank rec.	73,600.97	4,046.42	4,683.04	7,302.62	3,135.61	90.00

	AmSouth 50972871	AmSouth 50972898	First Tennessee 103193515	Operating	Payroll	Other	Total
Beginning Cash Position	3,285.25	4,438.57	68,766.28	95,461.61	—	—	95,461.61

				—	—	—	—
TICO Cash Collected				—	—	—	—
SM Cash Collected	41,496.57	74,638.74	622,629.10	1,022,199.68	—	—	1,022,199.68
TIG Cash Collected				—	—	—	—
TPF Cash Collected				—	—	—	—
TCL Cash Collected				—	—	—	—
Other Income Collected				—	—	—	—

SUBTOTAL	41,496.57	74,638.74	622,629.10	1,022,199.68	—	—	1,022,199.68

				—	—	—	—
				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(41,491.50)	(76,323.39)	(643,096.34)	(72,792.14)	114,540.54	—	41,748.40
				—	—	—	—
				—	—	—	—
				—	—	—	—
				—	—	—	—

Total Cash Receipts and Transfers	5.07	(1,684.65)	(20,467.24)	949,407.54	114,540.54	—	1,063,948.08

				—
Cash Disbursements - Loans				—
				—
Loan Proceeds Checks				711,636.18			711,636.18
Expenses related to Loans				37,787.66			37,787.66

Subtotal - Loans	—	—	—	749,423.84	—	—	749,423.84

				—
				—
Cash Disbursements - Other				—
Advertising				9,194.49			9,194.49
Bank Charges				125.27	—	—	125.27
Claims Funding*				13,242.01			13,242.01
Company Auto				863.00	—	—	863.00
Computer Costs				66.62	—	—	66.62
Dues And Subscriptions				—	—	—	—
Employee Reimbursements - collections exp				—	—	—	—
Equipment Rental				—	—	—	—
Fixed Assets				864.29	—	—	864.29
Forms & Printing				3,275.41	—	—	3,275.41
Insurance				3,994.42	—	—	3,994.42
Meals & Entertainment				1,089.03	—	—	1,089.03
Miscellaneous				724.73	—	—	724.73
Office Expense				729.77	—	—	729.77
Postage				2,523.88	—	—	2,523.88
Prepaid Expenses				—	—	—	—
Prepaid Software ABS				—	—	—	—
Professional Fees-Ordinary Course				—	—	—	—
Rent				25,520.49	—	—	25,520.49
Repairs & Maintenance				1,959.53	—	—	1,959.53
Roadgard				—	—	—	—
Seminars & Meetings				1,157.62	—	—	1,157.62
Taxes & Licenses				136.08	—	—	136.08
Telephone				10,460.79	—	—	10,460.79
Temporary Agency Staff				—	—	—	—
Travel				3,865.54	—	—	3,865.54
Utilities				3,766.35	—	—	3,766.35
Interest to Finova				—	—	—	—
Payroll Paid TTG				—	—	—	—
Payroll Paid SMC				137,222.19	114,540.54	—	251,762.73
Restructuring Officer				—	—	—	—
Insurance Renewal				—	—	—	—
Voyager Payment				—	—	—	—
Pre-Filing Prepays				—	—	—	—
Deposit to Lender				—	—	—	—
US Trustee				—	—	—	—
Bankruptcy Professionals				—	—	—	—
Other				1,062.83	—	—	1,062.83

Total Other Cash Disbursements	—	—	—	221,844.34	114,540.54	—	336,384.88

				—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	971,268.18	114,540.54	—	1,085,808.72

	3,290.32	2,753.92	48,299.04	73,600.97	—	—	73,600.97

Book Balance per bank rec.	3,290.32	2,753.92	48,299.04

In re:	Case No.	03-13205
Southern Management Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	May-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	697,423.12
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$697,423.12

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for Southern Management Corp		Case No.	03-13205	Case No.	03-13205
Monthly Court Report for	May-06
FED ID#	57-0997623

	Consolidated Totals	BB&T DEBIT CARD ACCT	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total

Beginning Cash Position	(1,132,223.37)	103,945.47	363,131.49	(1,434,679.93)	(164,620.40)	(1,132,223.37)	—	—	(1,132,223.37)

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	1,124,677.64		1,124,677.64		—	1,124,677.64	—	—	1,124,677.64
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	265.12	265.12				265.12	—	—	265.12

SUBTOTAL	1,124,942.76	265.12	1,124,677.64	—	—	1,124,942.76	—	—	1,124,942.76

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	344,540.63		(953,368.52)	1,050,409.50	247,499.65	97,040.98	247,499.65	—	344,540.63
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

	—					—	—	—	—

Total Cash Receipts and Transfers	1,469,483.39	265.12	171,309.12	1,050,409.50	247,499.65	1,221,983.74	247,499.65	—	1,469,483.39

Cash Disbursements - Loans
Loan Proceeds Checks	—					—
Expenses related to Loans	7.80			7.80		7.80			7.80

Subtotal - Loans	7.80	—	—	7.80	—	7.80	—	—	7.80

Cash Disbursements - Other	—					—
Advertising	16,609.19			16,609.19		16,609.19			16,609.19
Bank Charges	14,949.11			14,949.11		14,949.11	—	—	14,949.11
Claims Funding*	52,726.12			52,726.12		52,726.12			52,726.12
Company Auto	3,245.38			3,245.38		3,245.38	—	—	3,245.38
Computer Costs	12,245.81			12,245.81		12,245.81	—	—	12,245.81
Dues And Subscriptions	2,395.00			2,395.00		2,395.00	—	—	2,395.00
Employee Reimbursements - collections exp	—			—		—	—	—	—
Equipment Rental	4,669.60			4,669.60		4,669.60	—	—	4,669.60
Fixed Assets	39,051.33			39,051.33		39,051.33	—	—	39,051.33
Forms & Printing	10,783.37			10,783.37		10,783.37	—	—	10,783.37
Insurance	2,820.49			2,820.49		2,820.49	—	—	2,820.49
Meals & Entertainment	17,045.15			17,045.15		17,045.15	—	—	17,045.15
Miscellaneous	936.57			936.57		936.57	—	—	936.57
Office Expense	9,892.36			9,892.36		9,892.36	—	—	9,892.36
Postage	9,241.63			9,241.63		9,241.63	—	—	9,241.63
Prepaid Expenses	—			—		—	—	—	—
Prepaid Software ABS	24,457.75			24,457.75		24,457.75	—	—	24,457.75
Professional Fees-Ordinary Course	10,976.20			10,976.20		10,976.20	—	—	10,976.20
Rent	17,334.37			17,334.37		17,334.37	—	—	17,334.37
Repairs & Maintenance	478.80			478.80		478.80	—	—	478.80
Roadgard	—			—		—	—	—	—
Seminars & Meetings	835.00			835.00		835.00	—	—	835.00
Taxes & Licenses	878.07			878.07		878.07	—	—	878.07
Telephone	5,748.79			5,748.79		5,748.79	—	—	5,748.79
Temporary Agency Staff	—			—		—	—	—	—
Travel	24,138.37			24,138.37		24,138.37	—	—	24,138.37
Utilities	—			—		—	—	—	—
Interest to Finova	—			—		—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	279,854.78			157,629.25	122,225.53	157,629.25	122,225.53	—	279,854.78
Restructuring Officer	—			—		—	—	—	—
Insurance Renewal	122,209.22			122,209.22		122,209.22	—	—	122,209.22
Voyager Payment	—			—		—	—	—	—
Pre-Filing Prepays	—			—		—	—	—	—
Deposit to Lender	—			—		—	—	—	—
US Trustee	—			—		—	—	—	—
Bankruptcy Professionals	—			—		—	—	—	—
Other	13,892.86			13,892.86		13,892.86	—	—	13,892.86

Total Other Cash Disbursements	697,415.32	—	—	575,189.79	122,225.53	575,189.79	122,225.53	—	697,415.32

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	697,423.12	—	—	575,197.59	122,225.53	575,197.59	122,225.53	—	697,423.12

	(360,163.10)	104,210.59	534,440.61	(959,468.02)	(39,346.28)	(485,437.22)	125,274.12	—	(360,163.10)

Book Balance per bank rec.	(360,163.10)	104,210.59	534,440.61	(959,468.02)	(39,346.28)
		—		—
			—

In re:	Case No.	03-13207
Southern Financial Management, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	May-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for Southern Management -Dormant		Case	#	03-13207	Case No.	03-13207
Monthly Court Report for	May-06
FED ID#	57-1013036

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—		—	—	—	—

	—								—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
								—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers		—	—		—	—	—		—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—				—	—	—	—
Claims Funding*	—			—
Company Auto	—			—				—	—	—	—
Computer Costs								—	—	—	—
Dues And Subscriptions								—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No.	03-13210
Covington Credit of Louisiana, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	May-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for Southern Management -Lousiana- InActive		Case # 03-13210	Case No. 03-13210
Monthly Court Report for	May-06
FED ID#	57-1096371

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—								—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—			—				—	—	—	—
Claims Funding*	—			—
Company Auto	—			—				—	—	—	—
Computer Costs	—			—				—	—	—	—
Dues And Subscriptions	—			—				—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

	Reporting Period	May-06

SEE ATTACHED FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of account recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cummulative Filing to Date
Gross Revenues
Less: Returns and Allowances

Net Revenue	$0.00	$0.00

COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach Schedule)
Less: Ending Inventory
Cost of Goods Sold	$0.00	$0.00

Gross Profit	$0.00	$0.00

OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Program
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Salaries/Commissions/Fees
Supplies
Taxes-Payroll
Taxes-Real Estate
Taxes-Other
Travel and Entertainment
Utilities
Other (attach schedule)

Total Operating Expenses Before Depreciation	$0.00	$0.00

Net Profit (Loss) Before Other Income & Expenses	$0.00	$0.00

OTHER INCOME AND EXPENSE
Other Income (attach schedule)
Interest Income
Other Expense (attach schedule)

Net Profit (Loss) Before Reorganization Items	$0.00	$0.00

REORGANIZATION ITEMS
Professional Fees
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11(see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)

Total Reorganization Expenses	$0.00	$0.00

Income Taxes

Net Profit (Loss)	$0.00	$0.00

* “Insider is defined in 11 U.S.C Section 101(31).	Form Mor - 2

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	May-06

STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF OTHER CATEGORY	Month	Cummulative Filing to Date
Other Costs

Total Other Costs	$0.00	$0.00

Other Operational Expenses

Total Other Operational Costs	$0.00	$0.00

Other Income

Total Other Income	$0.00	$0.00

Other Expenses

Total Other Expenses	$0.00	$0.00

Other Reorganization Expenses

Total Other Reorganization Expenses	$0.00	$0.00

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 1 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

Form Mor-2 (Con’t)

The Thaxton Group

MTD Income Statement

5/31/2006

	Thaxton Investment Corp.	TICO Credit Corp.	Thaxton Operating Comp.	Corporate	Adjustments	Total
Net Interest Income
Interest Income	3,093,763	—	—	—		3,093,763	69.6%
I/B Income	—	—	—	—		—	0.0%
Fee Income	498,625	—	—	—		498,625	11.2%
Late Charges	294,358	—	—	—		294,358	6.6%

Total Interest Income	3,886,746	—	—	—	—	3,886,746	87.4%
Interest Expense	240,849	—	—	141,682		382,531	8.6%

Net Interest Income	3,645,897	—	—	(141,682)	—	3,504,215
Provision for Loan Losses
P&L Recoveries	(60,298)	(850)	—	—		(61,148)	-1.4%
Reserves	(29,977)	—	—	—		(29,977)	-0.7%
Cash	631,587	—	—	—		631,587	14.2%

Total Provision	541,312	(850)	—	—	—	540,462	12.2%
Net Interest included Provision	3,104,585	850	—	(141,682)	—	2,963,753
Revenues
Premiums on Loans Sold	—	—	—	—		—	0.0%
Insurance Premiums	433,157	1,773	—	—		434,930	9.8%
Insurance Commissions	—	—	—	—		—	0.0%
Earned Insurance	—	—	—	—		—	0.0%
Processing Fees	—	—	—	—		—	0.0%
Other Fees	27,355	—	—	—		27,355	0.6%
Other Income	(1,919)	67,511	3,940	28,003		97,534	2.2%

Total Direct Income	458,592	69,285	3,940	28,003	—	559,819	12.6%
Total Revenue	4,345,338	69,285	3,940	28,003	—	4,446,565	100.0%

Expenses
Personnel
Salaries & Wages	1,420,462	—	—	34,818		1,455,279	32.7%
Commissions/Bonus	324,897	—	—	—		324,897	7.3%
Benefits	189,706	—	—	1,585		191,292	4.3%
Taxes	135,435	—	—	2,451		137,886	3.1%
Other	1,805	—	—	—		1,805	0.0%

Total Personnel	2,072,304	—	—	38,854	—	2,111,158	47.5%
Building
Rent	198,941	—	—	3,684		202,625	4.6%
Utilities	41,302	—	—	471		41,772	0.9%
Depreciation	58,233	3,307	—	1,641		63,180	1.4%
Other	13,872	—	—	—		13,872	0.3%

Total Building	312,349	3,307	—	5,795	—	321,450	7.2%
Telecommunications
Telephone	79,421	—	—	1,078		80,500	1.8%
Computers	43,940	—	—	4,597		48,537	1.1%
Office Expense	—	—	—	—		—	0.0%
Other	—	—	—	—		—	0.0%

Total Telecommunications	123,361	—	—	5,675	—	129,037	2.9%
Advertising	156,055	—	—	—		156,055	3.5%
Reinsurance Claims Expense	—	1,418	—	—		1,418	0.0%
Reinsurance Commission Exp	—	—	—	—		—	0.0%
Professional Fees	31,595	—	—	485,636		517,230	11.6%
Collection Expense	1,460	—	—	—		1,460	0.0%
Travel	135,640	—	—	190		135,829	3.1%
Office Expense	138,719	—	—	2,062		140,781	3.2%
Entertainment	—	—	—	—		—	0.0%
Amortization	7,778	—	—	—		7,778	0.2%
Taxes & Licenses	24,998	—	—	625		25,623	0.6%
Other	58,251	356	—	6,930		65,537	1.5%

Total Other Expense	229,746	356	—	9,617	—	239,719	5.4%

Total Direct Expense	3,844,670	4,230	—	687,449	—	4,536,349	102.0%
Allocated Expense	—	—	—	—		—

Net Income Before Taxes	500,668	65,055	3,940	(659,446)	—	(89,784)	-2.0%
Income Tax (34%)	193,358	—	—	—	—	193,358	4.3%

Net Income	307,310	65,055	3,940	(659,446)	—	(283,142)	-6.4%

The Thaxton Group

YTD Income Statement

For Period October 17, 2003 thru May 31, 2006

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Eliminations	Total Continuing Ops.		Discontinued Ops TICO	Total Company
Net Interest Income
Interest Income	365,619	12,926	—	100,131,556	36	—	100,510,138	68.7%	10,166,085	110,676,223	77.5%
I/B Income	—	—	—	—	—	—	—	0.0%	3,675,403	3,675,403	2.6%
Fee Income	226,383	105,384	—	12,898,279	—	—	13,230,046	9.0%	51,566	13,281,612	9.3%
Late Charges	149,281	—	—	8,103,523	—	—	8,252,804	5.6%	1,064,348	9,317,152	6.5%

Total Interest Income	741,283	118,310	—	121,133,358	36	—	121,992,987	83.4%	14,957,402	136,950,390	95.9%
Interest Expense	113,794	52,912	0	5,628,706	6,177,378	—	11,972,789	8.2%	3,252,426	15,225,216	10.7%

Net Interest Income	627,489	65,398	(0)	115,504,652	(6,177,341)	—	110,020,198	75.2%	11,704,976	121,725,174	85.2%
Provision for Loan Losses
P&L Recoveries	(9,385)	(110)	—	(1,598,798)	—	—	(1,608,293)	-1.1%	(2,478,297)	(4,086,590)	-2.9%
Reserves	—	(20,000)	—	1,505,248	—	—	1,485,248	1.0%	(7,657,559)	(6,172,311)	-4.3%
Cash	557,239	64,134	4,612	30,285,730	—	—	30,911,714	21.1%	21,309,765	52,221,479	36.6%

Total Provision	547,854	44,024	4,612	30,192,180	—	—	30,788,669	21.1%	11,173,909	41,962,578	29.4%
Net Interest included Provision	79,635	21,375	(4,612)	85,312,472	(6,177,341)	—	79,231,529		531,067	79,762,596
Revenues
Premiums on Loans Sold	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Insurance Premiums	—	—	—	15,211,520	—	—	15,211,520	10.4%	1,598,752	16,810,272	11.8%
Insurance Commissions	—	—	3,223,179	(1,037,744)	—	—	2,185,435	1.5%	69,787	2,255,222	1.6%
Earned Insurance	—	—	—	—	—	—	—	0.0%	388,523	388,523	0.3%
Processing Fees	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other Fees	—	—	896	922,809	—	—	923,705	0.6%	—	923,705	0.6%
Other Income	171,288	256,832	2,042,382	2,325,989	1,120,818	—	5,917,308	4.0%	(20,433,889)	(14,516,581)	-10.2%

Total Direct Income	171,288	256,832	5,266,457	17,422,573	1,120,818	—	24,237,968	16.6%	(18,376,827)	5,861,141	4.1%
Total Revenue	912,570	375,142	5,266,457	138,555,932	1,120,854	—	146,230,955	100.0%	(3,419,425)	142,811,530	100.0%

Expenses
Personnel
Salaries & Wages	86,164	172,532	1,557,993	40,460,040	2,248,564	—	44,525,293	30.4%	5,116,963	49,642,256	34.8%
Commissions/Bonus	—	58,213	366,715	7,353,605	302,445	—	8,080,977	5.5%	481,502	8,562,479	6.0%
Benefits	6,989	12,842	142,412	4,738,804	100,875	—	5,001,922	3.4%	451,031	5,452,953	3.8%
Taxes	6,914	15,553	159,820	4,355,490	190,272	—	4,728,050	3.2%	576,977	5,305,027	3.7%
Other	—	—	66,338	251,327	83,006	—	400,671	0.3%	126,684	527,355	0.4%

Total Personnel	100,067	259,140	2,293,278	57,159,267	2,925,162	—	62,736,913	42.9%	6,753,157	69,490,070	48.7%
Building
Rent	392	9,889	184,677	5,614,084	262,493	—	6,071,534	4.2%	878,197	6,949,731	4.9%
Utilities	—	216	40,071	1,262,838	48,355	—	1,351,480	0.9%	152,604	1,504,084	1.1%
Depreciation	40,494	2,445	84,488	2,042,825	363,719	—	2,533,971	1.7%	619,914	3,153,885	2.2%
Other	428	257	—	408,539	12,079	—	421,303	0.3%	107,404	528,707	0.4%

Total Building	41,314	12,806	309,236	9,328,286	686,645	—	10,378,288	7.1%	1,758,119	12,136,407	8.5%
Telecommunications
Telephone	6,010	6,411	89,222	2,636,662	179,694	—	2,918,000	2.0%	390,697	3,308,696	2.3%
Computers	27,156	3,315	80,347	1,079,621	319,008	—	1,509,446	1.0%	379,889	1,889,334	1.3%
Office Expense	866	415	16,583	350,964	23,580	—	392,408	0.3%	90,357	482,765	0.3%
Other	—	—	(551)	—	—	—	(551)	0.0%	700	149	0.0%

Total Telecommunications	34,032	10,141	185,601	4,067,247	522,281	—	4,819,302	3.3%	861,643	5,680,945	4.0%
Advertising	—	113	43,816	4,164,255	4,720	—	4,212,904	2.9%	163,736	4,376,640	3.1%
Reinsurance Claims Expense	—	—	—	1,267,957	—	—	1,267,957	0.9%	1,580,698	2,848,655	2.0%
Reinsurance Commission Exp	—	—	—	—	—	—	—	0.0%	418,033	418,033	0.3%
Professional Fees	2,386	9,408	36,482	685,076	36,882,119	—	37,615,471	25.7%	100,846	37,716,317	26.4%
Collection Expense	1,860	51	—	52,857	—	—	54,768	0.0%	678,348	733,115	0.5%
Travel	—	6,620	24,540	2,781,417	127,970	—	2,940,548	2.0%	207,618	3,148,166	2.2%
Office Expense	23,071	3,158	52,550	3,378,129	253,567	—	3,710,475	2.5%	489,181	4,199,655	2.9%
Entertainment	—	68	—	115,490	35	—	115,593	0.1%	126	115,719	0.1%
Amortization	—	—	101,806	383,855	—	—	485,661	0.3%	12,568,082	13,053,743	9.1%
Taxes & Licenses	5,636	3,405	20,599	795,528	84,072	—	909,239	0.6%	202,096	1,111,336	0.8%
Other	1,326	29,298	567,361	2,451,231	104,282	—	3,153,498	2.2%	2,296,353	5,449,851	3.8%

Total Other Expense	30,033	35,930	742,315	7,124,232	441,956	—	8,374,466	5.7%	15,555,838	23,930,304	16.8%

Total Direct Expense	871,340	431,143	3,639,880	122,451,480	47,768,231	—	175,162,074	119.8%	42,504,371	217,666,446	152.4%
Allocated Expense	—	—	15,097	21,858	(79,452)	—	(42,497)	0.0%	42,497	0	0.0%

Net Income Before Taxes	41,231	(56,002)	1,611,480	16,082,594	(46,567,925)	—	(28,888,622)	-19.8%	(45,966,294)	(74,854,916)	-52.4%
Income Tax (34%)	—	—	66,684	6,147,244	5,481,666	—	11,695,594	8.0%	(10,708,208)	987,386	0.7%

Net Income	41,231	(56,002)	1,544,796	9,935,350	(52,049,591)	—	(40,584,216)	-27.8%	(35,258,086)	(75,842,302)	-53.1%

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	May-06

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	Book Value at End of Current Reporting Month	Book Value on Petition Date
ASSETS
Current Assets
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)

Total Current Assets	$0.00	$0.00

Property and Equipment
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation

Total Property and Equipment	$0.00	$0.00

Other Assets
Loans to Insiders*
Other Assets (attach schedule)

Total Other Assets	$0.00	$0.00

TOTAL ASSETS	$0.00	$0.00

LIABILITIES AND OWNER EQUITY	Book Value at End of Current Reporting Month	Book Value on Petition Date
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable
Taxes Payable (refer to Form Mor-4)
Wages Payable
Notes Payable
Rent /Leases- Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amount Due to Insiders*
Other Postpetition Liabilities (attach schedule)

Total Postpetition Liabilities	$0.00	$0.00

LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt

Total Pre-petition Liabilities	$0.00	$0.00

TOTAL LIABILITIES	$0.00	$0.00

Owner Equity
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings – Pre-Petition
Retained Earnings – Post-Petition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)

NET OWNER EQUITY	$0.00	$0.00

TOTAL LIABILITIES AND OWNERS’ EQUITY	$0.00	$0.00

* “Insider is defined in 11 U.S.C Section 101(31).	Form Mor - 3

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	May-06

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	Book Value at End of Current Reporting Month	Book Value on Petition Date
ASSETS
Other Current Assets

Total Other Current Assets	$0.00	$0.00

Other Assets

Total Other Assets	$0.00	$0.00

LIABILITIES AND OWNER EQUITY	Book Value at End of Current Reporting Month	Book Value on Petition Date
Other Postpetition Liabilities

Total Other Postpetition Liabilities	$0.00	$0.00

Adjustments to Owner Equity

Total Adjustments to Owner Equity	$0.00	$0.00

Postpetition Contributions (Distributions) (Draws)

Total Postpetition Contributions (Distributions) (Draws)	$0.00	$0.00

Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

Form Mor - 3 (Con’t)

The Thaxton Group

Balance Sheet

10/17/2003

									NONE BANKRUPTCY
	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	TICO	Total	Reinsurance	Total Company
Assets
Cash	(371,234)	(37,104)	(116,373)	1,398,695	21,369,308	—	(953,205)	21,290,087	—	21,290,087
Investments/Restricted Cash	—	—	—	—	12,107,856	—	—	12,107,856	—	12,107,856
Finance Receivables, GROSS	4,190,018	1,474,512	—	77,545,790	—	—	134,271,101	217,481,421	—	217,481,421
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—	—	—	2,362,384	2,362,384	—	2,362,384
Unearned Interest	(121,109)	—	—	(13,237,418)	—	—	(16,526,612)	(29,885,139)	—	(29,885,139)
Loss Reserve	(300,000)	(200,000)	—	(5,317,281)	(25,000)	—	(7,747,043)	(13,589,324)	—	(13,589,324)
Unearned Insurance	—	—	—	(2,906,735)	—	—	(742,857)	(3,649,592)	(5,332,163)	(8,981,755)
Dealer Holdback	—	—	—	—	—	—	(2,225,806)	(2,225,806)	—	(2,225,806)
Premises and Equipment, GROSS	206,231	71,891	1,154,498	6,841,533	1,111,796	—	4,888,186	14,274,134	—	14,274,134
Accumulated Depreciation	(165,736)	(68,396)	(974,034)	(4,162,508)	(580,712)	—	(3,647,530)	(9,598,916)	—	(9,598,916)
Accounts Receivable	—	—	163,208	399,412	4,347	—	35,193	602,160	—	602,160
Repossessed Automobiles	—	—	—	—	—	—	404,107	404,107	—	404,107
Intercompany Balance	(3,042,529)	(964,230)	(6,423,721)	(49,993,378)	193,510,864	(6,248,675)	(140,136,058)	(13,297,726)	13,297,726	0
Goodwill	348,938	—	353,379	17,749,087	—	—	13,499,015	31,950,419	—	31,950,419
Other Intangible Assets	—	—	2,030,601	2,979	—	—	—	2,033,580	—	2,033,580
Accumulated Amortization	(220,994)	—	(1,153,028)	—	—	—	(1,047,922)	(2,421,944)	—	(2,421,944)
Memo Assets	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,060,920	(12,060,920)	—	—	—	—
Other Assets	7,718	4,977	233,732	1,751,338	3,111,348	—	529,260	5,638,374	1,432,748	7,071,122

Total Assets	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

Liabilities & Stockholders’ Equity
Liabilities
Accrued Interest Payable	—	—	1,510	—	2,474,901	—	—	2,476,411	—	2,476,411
Notes Payable	—	—	—	—	110,000,000	—	—	110,000,000	—	110,000,000
Subordinated Notes Payable	—	—	67,738	—	122,845,473	—	—	122,913,211	—	122,913,211
Accounts Payable	59,727	9,007	103,518	1,838,520	165,486	—	155,723	2,331,980	7,904	2,339,884
Employee Savings	—	—	—	—	1,060,128	—	—	1,060,128	—	1,060,128
Income Taxes Payable	17,275	23,343	3,090	1,021,349	(4,483,140)	—	(3,496,515)	(6,914,597)	—	(6,914,597)
Other Liabilities	53,245	131,135	(501)	2,998,721	404,568	—	480,499	4,067,667	1,040,409	5,108,076

Total Liabilities	130,247	163,485	175,355	5,858,590	232,467,416	—	(2,860,294)	235,934,799	1,048,313	236,983,112
Stockholders’ Equity
Preferred Stock	—	—	408,332	—	8,804	(408,332)	—	8,804	—	8,804
Common Stock	25,000	—	400	(2,374,859)	68,671	2,349,459	—	68,670	—	68,670
Additional Paid in Capital	751,000	—	800,000	1,768,685	8,835,246	(3,319,685)	—	8,835,246	—	8,835,246
Dividends	—	—	(1,100)	(1,078,197)	(443,873)	1,079,297	—	(443,873)	—	(443,873)
Retained Earnings	(403,733)	79,261	(6,190,240)	24,195,048	2,280,943	(18,010,334)	(7,252,037)	(5,301,092)	7,252,037	1,950,945
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	28,789	38,904	75,515	1,702,249	(546,480)	—	(6,925,457)	(5,626,479)	1,097,961	(4,528,518)

Total Stockholders’ Equity	401,056	118,165	(4,907,093)	24,212,925	10,203,312	(18,309,595)	(14,177,493)	(2,458,723)	8,349,998	5,891,275

Total Liabilities & Stockholders’ Equity	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

The Thaxton Group

Balance Sheet

5/31/2006

								Discontinued Operations
	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	Total Continuing Ops	TICO	Reinsurance	Total Disc. Ops	Total Company
Assets
Cash/Investments	—	—	—	752,565	10,538,805	—	11,291,370	(1,673)	—	(1,673)	11,289,697
Restricted Cash	—	—	—	—	12,196,688	—	12,196,688	—	—	—	12,196,688
Finance Receivables, GROSS	—	—	—	72,410,293	—	—	72,410,293	3,675	—	3,675	72,413,968
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—	—	—	—	—	—	—	—
Unearned Interest	—	—	—	(12,626,746)	—	—	(12,626,746)	—	—	—	(12,626,746)
Loss Reserve	—	—	—	(7,299,081)	(10,000)	—	(7,309,081)	—	—	—	(7,309,081)
Unearned Insurance	—	—	—	(1,087,154)	—	—	(1,087,154)	(2,041,087)	(692,095)	(2,733,182)	(3,820,336)
Dealer Holdback	—	—	—	—	—	—	—	—	—	—	—
Premises and Equipment, GROSS	—	—	—	6,066,948	498,627	—	6,565,575	419,242	—	419,242	6,984,817
Accumulated Depreciation	—	—	—	(4,225,046)	(440,780)	—	(4,665,826)	(385,384)	—	(385,384)	(5,051,210)
Accounts Receivable	73,260	—	(102)	284,674	8,921	—	366,752	347,754	(39,231)	308,523	675,275
Repossessed Automobiles	—	—	—	—	—	—	—	87,828	—	87,828	87,828
Intercompany Balance	733,168	57,761	(3,410,817)	(28,435,555)	72,422,650	(6,248,675)	35,118,532	(45,883,480)	9,588,090	(36,295,390)	(1,176,857)
Goodwill	—	—	—	18,030,768	—	—	18,030,768	—	—	—	18,030,768
Other Intangible Assets	—	—	—	—	—	—	—	—	—	—	—
Accumulated Amortization	—	—	—	(138,298)	—	—	(138,298)	—	—	—	(138,298)
Memo Assets	—	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,160,920	(12,160,920)	—	—	—	—	—
DAC Commissions	—	—	—	—	—	—	—	—	239,869	239,869	239,869
Prepaid Assets	—	—	—	1,097,626	4,281	—	1,101,907	7,341	—	7,341	1,109,248
Other Assets	—	—	—	437,033	6,911,350	—	7,348,383	1,647	78,762	80,409	7,428,792

Total Assets	806,428	57,761	(3,410,919)	45,268,028	114,291,462	(18,409,595)	138,603,165	(47,444,137)	9,175,395	(38,268,742)	100,334,423
Liabilities & Stockholders’ Equity
Liabilities
Accrued Interest Payable	—	—	1,510	—	6,572,084	—	6,573,594	32,347	—	32,347	6,605,941
Notes Payable	—	—	67,738	—	34,841,493	—	34,909,231	—	—	—	34,909,231
Subordinated Notes Payable	—	—	—	—	120,891,722	—	120,891,722	1,896,371	—	1,896,371	122,788,093
Accounts Payable	4,236	1,509	13,541	717,545	46,330	—	783,162	493,774	3,338,245	3,832,018	4,615,180
Employee Savings	—	—	—	—	1,060,395	—	1,060,395	—	—	—	1,060,395
Income Taxes Payable	—	—	—	5,181,320	(18,000)	—	5,163,320	—	124,370	124,370	5,287,690
Claims Reserves	—	—	—	—	—	—	—	—	217,396	217,396	217,396
Accrued Liabilities - Other	2,334	—	—	2,444,371	57,795	—	2,504,500	29,159	8,171	37,330	2,541,830
Other Liabilities	296,174	—	—	45,175	41,604	—	382,953	62,890	196,847	259,737	642,689

Total Liabilities	302,744	1,509	82,789	8,388,411	163,493,423	—	172,268,876	2,514,541	3,885,028	6,399,569	178,668,446
Stockholders’ Equity
Preferred Stock	—	—	408,332	—	8,804	(408,332)	8,804	—	—	—	8,804
Common Stock	25,000	—	400	(5,452,606)	68,674	5,417,206	58,674	—	—	—	58,674
Additional Paid in Capital	851,000	—	800,000	2,591,277	8,835,345	(4,232,377)	8,845,245	—	—	—	8,845,245
Dividends	—	—	—	—	(443,873)	1,100	(442,773)	—	—	—	(442,773)
Retained Earnings	(543,604)	56,252	(4,702,440)	37,212,443	(53,379,004)	(19,187,192)	(40,543,545)	(49,979,339)	5,066,823	(44,912,516)	(85,456,061)
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	171,288	—	—	2,528,503	(4,291,907)	—	(1,592,117)	20,661	223,543	244,205	(1,347,912)

Total Stockholders’ Equity	503,684	56,252	(3,493,708)	36,879,617	(49,201,960)	(18,409,595)	(33,665,711)	(49,958,678)	5,290,366	(44,668,311)	(78,334,022)
Total Liabilities & Stockholders’ Equity	806,428	57,761	(3,410,919)	45,268,028	114,291,462	(18,409,595)	138,603,165	(47,444,137)	9,175,395	(38,268,742)	100,334,423

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

	Reporting Period	May 1, 2006

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal*
Withholding	0	$4,713.70	$4,713.70	Bi-Weekly	EFT	0
FICA-Employee	0	$157,338.31	$157,338.31	Bi-Weekly	EFT	0
FICA-Employer	0	$157,338.31	$157,338.31	Bi-Weekly	EFT	0
Unemployment	0	$—	$—	Bi-Weekly	EFT	0
Income	0
Other:	0
Corp Taxes

Total Federal Taxes	$0.00	$319,390.32	$319,390.32	$0.00		$0.00

State and Local
Withholding	0	$5,260.25	$5,260.25	Bi-Weekly		0
Sales	0	$—		None
Excise	0			N/A
Unemployment	0	$55,462.14	$55,462.14	Bi-Weekly		0
Real Property	0	$625.17	$625.17
Personal Property	0	1,261.66	$1,261.66
Other:	0	8,936.14	$8,936.14			0

Total State and Local Taxes	$0.00	$71,545.36	$71,545.36	$0.00		$0.00

TOTAL TAXES		$390,935.68	$390,935.68			$0.00

All payroll taxes debited from payroll account by ADP and remitted by ADP

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach Aged listing of Accounts Payable

	Number of Days Past Due
	Current	0-30	31-60	61-90	over 90	Total
Accounts Payable	0	0				0
Wages Payable - Accrued	0	0				0
Taxes Payable-Accrued	0	0				0
Rent/Leases-Building	0					0
Secured Debt/Adequate Protection Payments	0					0
Professional Fees	escrowed					0
Amounts Due to Insiders*	0					0
Other:	0					0
Other:	0					0
Other:	0					0

Total Postpetition Debts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Explain how and when the Debtor intends to pay any past-due postpetition debts.

* “Insider is defined in 11 U.S.C Section 101(31).	Form Mor - 4

THE THAXTON GROUP

Cash Disbursements for Consolidated Payroll Account - THE THAXTON GROUP
Wachovia 2000014825402
Monthly Court Report for	May-06

	Consolidated Totals	TICO-HQ	CORPORATE
Beginning Cash Position	0.00	0.00	0.00

	0.00
	0.00
	0.00
	0.00

SUBTOTAL	0.00	0.00	0.00

	0.00
GENERAL LEDGER DEPOSITS AND TRANSFERS	33,128.89	8,548.26	24,580.63
Outstanding Checks - Adjustment	0.00
	0.00
	0.00
	0.00
	0.00

Total Cash Receipts and Transfers	33,128.89	8,548.26	24,580.63

Cash Disbursements
Advertising	0.00
Bank Charges	0.00	0.00	0.00
Claims Funding*	0.00	0.00	0.00
Company Auto	0.00	0.00	0.00
Computer Costs	0.00
Dues And Subscriptions	0.00
Employee Reimbursements - collections exp	0.00	0.00	0.00
Equipment Rental	0.00	0.00	0.00
Fixed Assets	0.00	0.00	0.00
Forms & Printing	0.00	0.00	0.00
Insurance	0.00
Meals & Entertainment	0.00	0.00	0.00
Miscellaneous	0.00	0.00	0.00
Office Expense	0.00
Postage	0.00
Prepaid Expenses	0.00	0.00	0.00
Prepaid Software ABS	0.00	0.00	0.00
Professional Fees-Ordinary Course	0.00
Rent	0.00
Repairs & Maintenance	0.00	0.00	0.00
Roadgard	0.00	0.00	0.00
Seminars & Meetings	0.00	0.00	0.00
Taxes & Licenses	0.00	0.00	0.00
Telephone	0.00
Temporary Agency Staff	0.00
Travel	0.00
Utilities	0.00
Interest to Finova	0.00
Payroll Paid TTG	35,126.27	8,548.26	26,578.01
Employee Witholding of Insurance/etc	(1,997.38)		(1,997.38)
Restructuring Officer	0.00
Insurance Renewal	0.00
Voyager Payment	0.00
Pre-Filing Prepays	0.00
Deposit to Lender	0.00
US Trustee	0.00
Bankruptcy Professionals	0.00
Other	0.00
	0.00
	0.00
	0.00
	0.00
	0.00

	33,128.89	8,548.26	24,580.63

	(0.00)	0.00	0.00

			0.00

PAYROLL - THE THAXTON GROUP

	Period Ending 5/12/2006	Period Ending 5/26/2006	Period Ending	Total
Corporate
Salary expense	$12,186.92	$12,186.92	$—	$24,373.84
FICA/FUTA/SUTA	$930.17	$936.52	$—	$1,866.69
401(k) match	$168.74	$168.74	$—	$337.48
Overtime	$—	$—		$—
Bonus	$—	$—		$—

Total	$13,285.83	$13,292.18	$—	$26,578.01
Tico Premium
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—

Total	$—	$—	$—	$—
				$—
Commercial Lending
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—
Commissions	$—	$—		$—

Total	$—	$—	$—	$—
Thaxton Insurance Group
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
Tico
Salary expense	$3,883.23	$3,883.23	$—	$7,766.46
FICA/FUTA/SUTA	$292.08	$292.08	$—	$584.16
401(k) match	$98.82	$98.82	$—	$197.64
Overtime	$—	$—	$—	$—
Commissions	$—	$—	$—	$—
Bonus	$—	$—	$—	$—

Total	$4,274.13	$4,274.13	$—	$8,548.26
Period Total	$17,559.96	$17,566.31	$—	$35,126.27
401(k) payable	$(844.98)	$(844.98)	$—	$(1,689.96)
Payable to reimbursement	$—	$—	$—	$—
Dental insurance	$(25.86)	$(25.86)	$—	$(51.72)
Cancer insurance	$(13.46)	$(13.46)	$—	$(26.92)
Life insurance	$(9.28)	$(9.28)	$—	$(18.56)
Contingent health liability	$(146.67)	$(63.55)	$—	$(210.22)
Tax/stale date adj	$—	$—		$—
Tax levy				$—
Advance		$—
Unidentified	$—
KERP	$—	$—
Company car	$—	$—	$—

	$16,519.71	$16,609.18	$—	$33,128.89
	$(1,040.25)	$(957.13)	$—	$(1,997.38)
				$—
				$—
Net Checks	$—	$—	$—	$—
Direct Deposits	$10,793.45	$10,744.06	$—	$21,537.51
Wage Garnishments	$—	$—	$—	$—
Federal Tax	$2,386.20	$2,470.40	$—	$4,856.60
EE SS Tax	$990.59	$995.73	$—	$1,986.32
ER SS Tax	$990.58	$995.73	$—	$1,986.31
EE Med Tax	$231.67	$232.89	$—	$464.56
ER Med Tax	$231.67	$232.87	$—	$464.54
State/local Tax	$895.55	$937.50	$—	$1,833.05
Futa	$—	$—		$—
Suta	$—	$—		$—
Adjustments	$—	$—	$—	$—

GRAND TOTAL	$16,519.71	$16,609.18	$—	$33,128.89

				$—
reconciliation	$—	$—	$—	$—
Accrual	$1,040.25	$957.13	$—	$1,997.38

PAYROLL - TICO

	Period Ending 5/12/2006	Period Ending 5/26/2006	Period Ending	Total
SC/VA
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
AL
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
NC
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
GA
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
OH
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
KY
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
MS
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
TN
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
Corp
Salary expense	$3,883.23	$3,883.23	$—	$7,766.46
FICA/FUTA/SUTA	$292.08	$292.08	$—	$584.16
401(k) match	$98.82	$98.82	$—	$197.64
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—	$—	$—

Total	$4,274.13	$4,274.13	$—	$8,548.26
Modern
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—

Total	$—	$—	$—	$—
Period Total	$4,274.13	$4,274.13	$—	$8,548.26

THE THAXTON GROUP		Wachovia #	2000014825703

Cash Disbursements for THAXTON INVESTMENT PAYROLL			2079900431038
Wachovia	May-06		540439122
Monthly Court Report for			2079900431041

	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	CORPORATE HQ
Beginning Cash Position	(164,620.40)	—	—	—	—	—		(164,620.40)

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	1,505,440.27	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	247,499.65
Outstanding Checks	—					—
	—

Total Cash Receipts and Transfers	1,505,440.27	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	247,499.65

Cash Disbursements - Loans
Gross Wages	1,553,692.70	259,448.28	182,768.13	92,357.10	49,190.76	508,843.75	232,145.45	228,939.23
Federal Tax	136,135.09	22,930.18	16,044.77	6,483.58	4,198.33	45,055.63	15,529.58	25,893.02
SS Tax	90,947.60	15,658.78	10,911.05	5,632.31	3,042.13	29,694.50	13,942.98	12,065.85
Med Tax	21,819.64	3,662.14	2,551.71	1,317.26	711.46	7,168.05	3,260.90	3,148.12
EIC	(142.90)	—	—	—	—	(142.90)	—	—
State Tax	55,359.20	10,126.69	383.65	2,721.00	2,039.72	20,285.51	7,775.03	12,027.60
Advance	(2,991.67)	—	—	(2,300.00)	—	—	—	(691.67)
Mileage	(27,129.65)	(6,363.46)	(3,373.73)	(1,436.85)	(177.32)	(9,391.36)	(6,386.93)	—
Miscellaneous	—	—	—	—	—	—	—	—
Shortage	13.00	13.00	—	—	—	—	—	—
STD	1,959.78	224.37	271.46	149.58	8.31	665.30	365.14	275.62
Medical	33,954.65	5,678.67	5,446.71	1,123.10	78.00	10,141.05	4,859.12	6,628.00
401K Loans	4,031.75	821.85	—	120.75	—	1,495.37	317.34	1,276.44
401K Deducts	17,023.38	2,334.10	539.96	987.46	—	6,378.80	541.88	6,241.18
AHL Dental	7,642.03	1,078.64	1,216.62	302.42	46.20	2,526.70	1,385.10	1,086.35
AHL Cancer	1,329.70	141.92	99.26	87.96	—	470.66	234.72	295.18
AHL Life	3,631.14	551.52	474.62	181.59	5.10	1,239.64	715.20	463.47
Flex Med	5,031.58	—	21.25	—	—	821.83	703.28	3,485.22
Dep Care	1,229.07	—	—	—	—	652.17	—	576.90
Stop Payment Fee	10.00	—	—	—	—	10.00	—	—
Garnishment fee	93.50	22.00	15.00	10.00	—	19.50	21.00	6.00
Garnishment	1,080.40	483.72	244.95	—	—	351.73	—	—
Bankrpc	3,390.00	292.50	—	3,097.50	—	—	—	—
Child support	10,237.41	1,479.49	1,411.71	1,630.49	—	2,330.49	2,215.23	1,170.00
Tax Levy	1,769.46	562.50	174.18	—	—	359.95	672.83	—
Fringe	—	—	—	—	—	—	—	—
STD Net	—	—	—	—	—	—	—	—
SS Tax Adjust	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—
	366,627.63	59,698.61	36,433.17	20,108.15	10,155.40	120,132.62	46,152.40	73,947.28
	—	—	—	—	—	—	—	—
FUNDING REQUIREMENTS		—	—	—	—	—	—	—
Net Checks	—	—	—	—	—	—	—	—
Direct Deposits	—	—	—	—	—	—	—	—
Wage Garnishments	—	—	—	—	—	—	—	—
Federal Tax	21,705.23	2,818.21	1,830.84	4,727.99	—	3,042.17	2,888.06	1,170.00
EE SS Tax	(142.90)	—	—	—	—	(142.90)	—	—
ER SS Tax	125,055.79	15,658.78	10,911.05	5,632.31	3,042.13	29,694.50	13,942.98	12,065.85
EE Med Tax	—	—	—	—	—	—	—	—
ER Med Tax	29,831.67	3,662.14	2,551.71	1,317.26	711.46	7,168.05	3,260.90	3,148.12
State Tax	3,427.20	518.46	258.15	266.29	324.01	655.05	344.70	49.58
Futa	—	—	—	—	—	—	—	—
Suta	55,462.14	10,126.69	383.65	2,721.00	2,039.72	20,285.51	7,775.03	12,027.60
	—	—	—	—	—	—	—	—
Total Amt Debited from our Acct		—	—	—	—	—	—	—
Cash BY ENTITY	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53
Manual Checks	—

Total Other Cash Disbursements	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53

TOTAL ALL CASH DISBURSEMENTS	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53

	(39,346.28)	—	—	—	—	—	—	(39,346.28)

Book Balance per bank rec.	(39,346.28)		—		—	—		(39,346.28)
Ending Bank Balance per bank rec.

The Thaxton Group, Inc.

Schedule of Aged Accounts Receivable and Post Accounts Payable

By Operating Group

As of 05/31/2006

Aged Accounts Receivable

(Gross	Balance as of 05/31/06)

	Total	Southern Management	Tico Credit	Commercial Lending	Tico Premium
Current	$66,314,929	$66,314,929	$—	$—	$—
Potential (1-30)	$2,885,935	$2,885,935	$—	$—	$—
31-60 Days	$1,497,217	$1,497,217	$—	$—	$—
61-90 Days	$716,210	$716,210	$—	$—	$—
91 and Over	$996,003	$996,003	$—	$—	$—
Total Delinquency	$6,095,364	$6,095,364	$—	$—	$—
Total Gross Receivables	$72,410,293	$72,410,293	$—	$—	$—

Post Accounts Payable
(As of 05/31/06)

Southern Management	$—
Tico Credit	$—
Commercial Lending	$—
Tico Premium	$—
Thaxton Insurance	$—
Corporate	$—
Total	$—

In re:		Case No.	03-13182 - 03-13213
	THE THAXTON GROUP	Jointly Administered

		Reporting Period	May-06

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$69,372,478
Plus Amounts billed during the period	$13,014,347
Sold Receivables during month
Less Amounts collected during the period	($9,976,532)
Total Accounts Receivable at the end of the reporting period	$72,410,293

Accounts Receivable Aging	Amount
0-30 days old	$69,200,864
31-60 days old	$1,497,217
61-90 days old	$716,210
91+ days old	$996,003
Total Accounts Receivable	$72,410,293
Amount considered uncollectible (Bad Debt) - Reserve
Accounts Receivable (Net)	$72,410,293

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X

2. Have any funds been disbursed from any account other than a debtor in possessin account this period? If yes, provide an explanation below.	X

3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide and explanation below.	X

2.	First Day Order authorizing the temporary use of existing cash management system.

Form Mor - 5

THE THAXTON GROUP	CASES 03-13182 - 03-13213
INTER-COMPANY BALANCE RECONCILIATION FOR THE THAXTON GROUP - Consolidated	JOINTLY ADMINISTERED
Monthly Court Report for May-06

HOLDING COMPANY	HOLDING COMPANY

	Consolidated Totals	ELIMINATIONS	THAXTON GROUP, INC Corporate	Thaxton Operating Company	Eagle	Thaxton Insurance Group	Thaxton Commercial Lending	Tico Premium	Thaxton Investment Corporation	TIC -Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated
Beginning Inter-company balance as of 12/31 per G/L Trial Balance	(0.00)	6,248,675.00	70,331,614.29	—	—	(3,410,817.00)	57,761.00	729,228.00	—	(28,804,882.12)	(45,951,955.17)
Reclasess to Balance Sheet: - Timing in October	—
Beginning Inter-company balance as of 10/17 - balance sheet	(0.00)	6,248,675.00	70,331,614.29	—	—	(3,410,817.00)	57,761.00	729,228.00	—	(28,804,882.12)	(45,951,955.17)
Cash Transfers between companies	—		1,924,419.22							(1,924,419.22)
Expenses paid by Corporate - expensed in subsidiaries (treated as separate cost centers as opposed to separate companies	— —		(74,231.74)					3,940.00		1,816.33	68,475.41
	—
Allocations of:	—
	—
Home Office allocation	—
Interest allocation	—		240,848.57							(240,848.57)
Payroll	—
Analysis charges	—
Audit accrual	—
Transfer of assets	—
Sale of branches	—
Clear outstanding checks	—
Cherokee return premium	—

General Ledger as of 05/31/06	(0.00)	6,248,675.00	72,422,650.34	—	—	(3,410,817.00)	57,761.00	733,168.00	—	(30,968,333.58)	(45,883,479.76)

	(0.00)	6,248,675.00	72,422,650.34	—	—	(3,410,817.00)	57,761.00	733,168.00	—	(30,968,333.58)	(45,883,479.76)

Balance Sheet - May 31, 2006	—	6,248,675.00	72,422,650.00			(3,410,817.00)	57,761.00	733,168.00		(30,968,334.00)	(45,883,480.00)